PARTICIPATION AGREEMENT

                          Dated as of February 23, 1996



                                 By and Between



                    HARBOURTON RESIDENTIAL CAPITAL CO., L.P.
                    a Delaware limited partnership -- Lender



                                       and



                        RESIDENTIAL FUNDING CORPORATION,
                      a Delaware corporation -- Participant





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TABLE OF CONTENTS


Page

R E C I T A L S........................                                        1
ARTICLE I .....DEFINITIONS .............                                       2
Section 1.1 ...Defined Terms ...........                                       2
Section 1.2 ...Other Provisions ........                                      12

ARTICLE II ....PARTICIPATION INTERESTS .                                      13
Section 2.1 ...Offers and Right to Purchase Participation Interests           13
Section 2.2 ...Designation as A Loan ...                                      14
Section 2.3 ...Purchase and Sale of Participations                            14
Section 2.4 ...Lender to Maintain Records                                     15
Section 2.5 ...Participation Interest Only                                    15
Section 2.6 ...Evidence of Participation Interest                             15
Section 2.7 ...Failure of Loan to Close                                       16

ARTICLE III ...POSSESSION OF DOCUMENTS;
ABSOLUTE SALE INTENDED                                                        17
Section 3.1 ...Documents Held in Trust; Delivery of Documents to Participant  17
Section 3.2 ...Absolute Sale of Participation Interest                        17
Section 3.3 ...Custodial Documents .....                                      18
Section 3.4 ...Priority ................                                      18

ARTICLE IV ....FUNDING OF ADVANCES .....                                      19
Section 4.1 ...Funding Advances and Participation Interests                   19
Section 4.2 ...Lender's Certification ..                                      19
Section 4.3 ...Payments by Participant .                                      20
Section 4.4 ...Interest on Participations                                     20
Section 4.5 ...Undivided Interests Determined on Posting Dates                21

ARTICLE V .....ADMINISTRATION OF THE LOANS                                    22
Section 5.1 ...Administration and Servicing of Loans                          22
Section 5.2 ...Lender's Actions Requiring Participant's Consent               23
Section 5.3 ...Standard of Care and Duty to Participant                       24
Section 5.4 ...Notices of Defaults and Other Events                           24
Section 5.5 ...Management of Real Estate Owned                                25
Section 5.6 ...Reports to Participant ..                                      25
Section 5.7 ...Acquisition of Loan Collateral                                 25
Section 5.8 ...Extraordinary Servicing Expenses                               26
Section 5.9 ...Inspections by Participant                                     26

ARTICLE VI ....COLLECTIONS .............                                      27
Section 6.1 ...Collection and Payment of Collections                          27
Section 6.2 ...Order of Application of Collections                            27
Section 6.3 ...Reimbursement of Amounts Paid For Ancillary Fees and
Extraordinary Servicing Expenses                                              28
Section 6.4 ...Loan Fees ...............                                      28
Section 6.5 ...Interest and Late Payment Fees                                 28
Section 6.6 ...Principal ...............                                      28
Section 6.7 ...Returned Payments .......                                      28
Section 6.8 ...Application of Collections Upon Distribution
Adjustment Event                                                              29
Section 6.9 ...Reinstated Loans ........                                      29
Section 6.10 ..Distribution Adjustment Event Recapture                        29
Section 6.11 ..Borrower Payment Defaults and Borrower
Bankruptcy Events                                                             29

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ARTICLE VII ...DISCLAIMERS; INDEMNITIES                                       31
Section 7.1 ...Participant's Assumption of Certain Risks                      31
Section 7.2 ...Indemnification by Participant                                 31
Section 7.3 ...Indemnification by Lender                                      31
Section 7.4 ...Reimbursement Obligation                                       32
                                                                              32
Section 7.5 ...Nature of Duties of Lender                                     32

ARTICLE VIII ..ACKNOWLEDGMENTS, REPRESENTATIONS AND
COVENANT ......                                                               33
Section 8.1 ...Participant's Acknowledgments                                  33
Section 8.2 ...Participant's Representations                                  33
Section 8.3 ...Lender's Representations                                       34
Section 8.4 ...Lender's Covenants ......                                      38

ARTICLE IX ....OTHER ARRANGEMENTS ......                                      40
Section 9.1 ...Other Arrangements With Obligors                               40
Section 9.2 ...Loan Collateral Held Solely for Loans                          40

ARTICLE X .....EVENTS OF DEFAULT AND REMEDIES
Section 10.1 ..Events of Lender Default                                       41
Section 10.2 ..Participant's Remedies ..                                      42
Section 10.3 ..Events of Participant Default                                  43
Section 10.4 ..Lender's Remedies .......                                      43
Section 10.5 ..Purchase of Participant's Undivided Interest
Under Certain Circumstances                                                   44





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ARTICLE XI ....CERTAIN METHODS OF DISPUTE RESOLUTION                          45
Section 11.1 ..Choice of Dispute Resolution Methods                           45
Section 11.2 ..Identity of Arbitrator ..                                      45
Section 11.3 ..Duties of Arbitrator ....                                      46
Section 11.4 ..Collateral Appraisal Procedures                                46

ARTICLE XII ...GENERAL MATTERS .........                                      47
Section 12.1 ..No Joint Venture ........                                      47
Section 12.2. No Setoff                                                       47
                                                                              47
Section 12.3 ..Termination .............                                      47
                                                                              47
Section 12.4. Notices                                                         48
Section 12.5 ..Confidentiality .........                                      49
Section 12.6 ..Amendments, Waivers .....                                      49
Section 12.7 ..Entire Agreement ........                                      49
Section 12.8 ..Governing Law ...........                                      49
Section 12.9 ..Successors, Counterparts                                       49
                                                                              49
Section 12.10.Expenses of Document Preparation                                49
Section 12.11 .Prevailing Party                                               49
Section 12.12 .No Third Party Beneficiaries ..                                50







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EXHIBIT A         CREDIT UNDERWRITING DOCUMENTS
EXHIBIT B         OFFERING SCHEDULE
EXHIBIT C         LOAN DOCUMENTS
EXHIBIT D         FORM OF CONFIRMATION
EXHIBIT E         LENDER'S CERTIFICATION AND NOTICE OF REQUEST TO FUND
EXHIBIT F         PARTICIPATION CERTIFICATE
EXHIBIT G         FORM OF ALLONGE
EXHIBIT H         FORM OF ASSIGNMENT OF MORTGAGE
EXHIBIT I         FORM OF UCC-1 FINANCING STATEMENT
EXHIBIT J         MASTER NON-DEMAND AGREEMENT
EXHIBIT K         TABLE OF CONTENTS OF OPERATIONS MANUAL
EXHIBIT L         INTENTIONALLY OMITTED
EXHIBIT M         LOAN MONITORING DOCUMENTS
EXHIBIT N         FORM OF NOTICE OF INITIAL ADVANCE
EXHIBIT O         FORM OF GUARANTY
EXHIBIT P         FORM OF PROJECT STATUS SUMMARY REPORT




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                             PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT, dated as of February 23, 1996, is made by and between HARBOURTON RESIDENTIAL CAPITAL CO., L.P., a Delaware limited partnership (the "Lender"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Participant").
                                 R E C I T A L S

         A. The Lender intends to enter into commitments from time to time to make acquisition and development loans and construction loans to finance the preconstruction development of residential real property and the construction of single family residences.

         B. The parties wish to provide to the Participant a right to purchase a participation interest in certain of such acquisition and development loans and construction loans, upon the terms and subject to the conditions contained in this Participation Agreement.

         C. The purchase and sale of participation interests to Participant hereunder shall close immediately upon and simultaneously with the funding of the related acquisition and development loans and construction loans, upon the terms and subject to the conditions contained in this Participation Agreement.

         D. The Participant and the Lender desire to set forth herein certain of the terms under which the Participant is purchasing, and the Lender is selling, undivided interests in such acquisition and development loans and construction loans.

         E. In connection with each purchase of an undivided interest in such acquisition and development loans and construction loans, the Lender will issue to the Participant a participation certificate which will evidence the undivided interest purchased and set forth the terms of the sale of such undivided interest not previously set forth in this Participation Agreement.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Participant hereby covenant and agree as follows:





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                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. Defined Terms. Capitalized terms defined below or elsewhere in this Participation Agreement (including the Exhibits attached hereto) shall have the following meanings:

                  "Acceptance" means the Participant's execution of its acceptance of the terms of an Offering Schedule, which acceptance shall be in the form included as part of the Offering Schedule attached hereto as Exhibit B.

                  "Acquisition and Development Loan" means a loan made by the Lender to a Borrower for the purpose of financing the Borrower's acquisition of a tract of real property and development thereof to prepare such tract for the subsequent construction of single family residences.

                  "Administrative Procedures" means the (i) the general policies, procedures and lending standards set forth in the Operations Manual and (ii) the Specific Administrative Procedures, as the same may be amended or modified with the consent of the Participant.

                  "Advances" means the periodic disbursements of principal of the Loans by the Lender under the Loan Documents and the payment of draws under any Letter of Credit.

                  "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person.

                  "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control or ownership with such Person.

                  "Allonge" shall mean an allonge substantially in the form of Exhibit G attached hereto.

                  "Ancillary Fees" means, with respect to a Loan, amounts paid to or received by the Lender other than in respect of principal, interest or Loan Fees, which relate to amounts payable by the Lender to third parties, including, but not limited to, documentation and letter of credit preparation fees, inspection fees, appraisal fees and like fees of third parties.

                  "Assignment   of   Mortgage"    shall   mean   an   assignment
         substantially in the form of Exhibit H attached hereto.

                  "Borrower" means, with respect to a Loan, the Person to whom the Lender is making the Loan.


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


                  "Borrower Bankruptcy Event" means an Event of Bankruptcy with respect to a Borrower. The date of filing of the first legal proceeding referred to under the definition of "Event of Bankruptcy" shall be used to determine the date on which a Borrower Bankruptcy Event has occurred,

                  "Borrower Payment Default" means with respect to a Borrower and the related Loan, the failure of such Borrower to make any payment of principal, interest or any other amount owing under the Loan for 90 days or more beyond the date such payment is due.

                  "Business Day" means any day of the year other than a Saturday or Sunday or day on which either the Lender or the Participant is closed for business.

                  "Claimant" shall have the meaning given that term in Section 12.2.

                  "Collections" means, with respect to any Loan, all cash payments of principal, interest, Loan Fees and other sums due under the Loans and all other cash collections, insurance proceeds and other cash proceeds of such Loan, including, without limitation, all cash proceeds of Related Assets with respect to such Loan.

                  "Commitment Fees" means, with respect to any Loan, the origination fees required to be paid by the Borrower to the Lender with respect to such Loan pursuant to the terms of the related Loan Documents, as such origination fees are set forth in the Offering Schedule delivered with respect to such Loan.

                  "Confirmation" means a letter from the Participant to the Lender substantially in the form of Exhibit D attached hereto.

                  "Construction Loan" means a loan made by the Lender to a Borrower for the purpose of financing the Borrower's construction of single family residences on real property owned by the Borrower.

                  "Credit Underwriting Documents" shall mean, for each Loan, the documents set forth in Exhibit A attached hereto.

                  "Custodian" means the custodian under the Custodial Agreement, or its successor.

                  "Custodial Agreement" means that certain Custodial Agreement, between the Lender, the Participant and the Custodian, in substantially the form of Exhibit N hereto.

                  "Debt" of any Person means (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services,
         (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases,
         (v) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, and (vi) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above, including, without limitation, obligations under letters of credit, banker acceptances and other like contingent obligations.

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

                  "Debtor"  shall  have the  meaning  given that term in Section
        12.2.

                  "Default" means, with respect to a Loan, an occurrence of any event or existence of any conditions which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default pursuant to the terms of the Loan Documents relating to such Loan.

                  "Defaulted Loan" means, on any date of determination, a Loan with respect to which a Borrower Payment Default, a Borrower Bankruptcy Event or an Other Borrower Default has occurred and is continuing.

                  "Distribution Adjustment Event" means, with respect to a Loan, any of (i) a Title Acquisition Event, (ii) a Borrower Bankruptcy Event, if and only if, such Loan does not become a Reinstated Loan within one year of the date of occurrence of the Borrower Bankruptcy Event, (iii) an Other Borrower Default, if and only if, the outstanding principal balance of the Loan as of the date of such default exceeds 110% of the value of the Loan Collateral as of such date (as determined in accordance with Section 11.4), (iii) a Lender Default under Section 10.1(a) with respect to any Loan, (iv) a Lender Default under Sections 10.1(b) or 10.1(c) with respect to such Loan, or (v) a Lender Default under Sections 10.1(d), 10.1(e) or 10.1(f).


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


                  "Eligible Loan" means an Acquisition and Development Loan or a Construction Loan which satisfies each of the following conditions:

1. the Lender has originated such Acquisition and Development Loan or Construction Loan, such loan is closed and the initial Advance thereunder has been made, provided that an Acquisition and Development Loan or Construction Loan may be designated as an Eligible Loan if such loan meets the other requirements of this definition and within ninety (90) days after the Participant notifies the Lender of its acceptance of the offer to purchase a Participation Interest therein, such loan closes and the initial Advance is made thereunder;

     2. the Lender has received a Title Policy that insures that the Lender has been granted or assigned a perfected first priority lien on the Mortgaged Real Property;

3. it is an Acquisition and Development Loan or a Construction Loan as to which:
(a) the Mortgage Note is payable or endorsed to the order of the Lender; (b) each of the Mortgage Note and Mortgage is a legal, valid and binding obligation of the Borrower; (c) the Mortgage Note is an "instrument" within the meaning of
Section 9-105 of the UCC of all applicable  jurisdictions;  and (d) the Mortgage
Note is denominated and payable only in United States dollars;

4. the Lender has received, with respect to such Acquisition and Development Loan or Construction Loan, the Loan Documents;

5. the Lender owns the Acquisition and Development Loan or Construction Loan free and clear of any Adverse Claims, other than the Adverse Claim of or attributable to the Participant hereunder;

6. neither the Acquisition and Development Loan or Construction Loan, as applicable, nor the related Loan Documents contravene in any material respect any law, rule or regulation applicable thereto (including, without limitation, all laws, rules and regulations relating to usury) if any such contravention would impair the collectibility of such loan, and no party to the related Loan Documents is in violation of any such law, rule or regulation (or procedures prescribed thereby) in any material respect if such violation would impair the collectibility of such loan or the performance by any Obligor of its obligations with respect thereto;

7. the sale to the Participant of a Participation Interest in such Acquisition and Development Loan or Construction Loan and any related L/C Guaranty does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

8. the Mortgage Note is not subject to any rights of setoff, counterclaim or defense in favor of the Borrower or any other Obligor thereof;

9. the Acquisition and Development Loan or Construction Loan, as applicable, is not a Fraudulent Loan; and


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


10. the Acquisition and Development Loan or Construction Loan, as applicable, is a loan as to which the Lender has conducted its customary due diligence and review.
 .
                  "Event of Bankruptcy" means, with respect to a Person, such Person shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted against such Person (except if such proceeding is dismissed within 90 days of its institution) or by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, liquidator, or other similar official for it or for any substantial part of its property.

                  "Event of Default" means, with respect to a Loan, an occurrence of any event or the existence of any condition for which the applicable grace period has lapsed (after any required notice) permitting the Lender thereunder to exercise remedies provided under the applicable Loan Documents.

                  "Extension Fees" means, with respect to a Loan, the extension fees required to be paid to the Lender with respect to the extension of the maturity of such Loan under the terms of the relevant Loan Documents, as set forth in the Offering Schedule delivered with respect to such Loan, or as otherwise agreed to between Participant and Lender.

                  "Extraordinary Servicing Expenses" means, with respect to a Loan, any reasonable costs and expenses which are incurred by the Lender in connection with recovery on such Loan or the defense of any claim, actual or threatened, made by any Obligor or by a receiver or trustee in bankruptcy for any Obligor, including but not limited to foreclosure fees and expenses, legal fees and expenses, appraisal and property inspection fees and expenses, and fees and expenses reasonably incurred in connection with the maintenance, preservation, repair, protection, operation, rehabilitation and liquidation of the Loan Collateral and the costs of collection under any related insurance policies.

                  "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Fraudulent Loan" means any Loan that, for any reason, including, without limitation, any fraudulent activity on the part of the Borrower or the Lender, does not constitute the legal, valid and binding obligation of the Borrower or other Obligor with respect to such Loan, enforceable against such Borrower or Obligor in accordance with its terms.


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


                  "GAAP" means generally accepted accounting principles in effect in the United States from time to time.

                  "General   Partner"  means  Harbourton   Residential   Capital
         Corporation, a Delaware corporation, as general partner of Lender.

                  "Guarantor" means Harbourton Financial Services L.P., a Delaware limited partnership.

                  "Guaranty" means the Guaranty, dated as of the date hereof, substantially in the form of Exhibit O hereto, made by Guarantor in favor of Participant.

                  "Insured Closing Letter" means, with respect to an Acquisition and Development Loan or a Construction Loan, a letter commonly used in connection with the closing of real estate loans, addressed to the Lender and the Participant, or by its terms inuring to the benefit of the Participant as well as the Lender, from the title insurance company who issues a Title Commitment, to the effect that the title company will reimburse the Lender and the Participant for losses suffered in the closing of an Acquisition and Development Loan or Construction Loan as a result of the closing agent's failure to comply with the Lender's written instructions or the closing agent's fraud, dishonesty or negligence in the handling of the proceeds of such loan.

                  "L/C Guaranty" means, with respect to a Letter of Credit, a guaranty, surety or other reimbursement obligation of the Lender and/or the Participant in favor of the issuer of such Letter of Credit.

                  "Late Payment Fees" means, with respect to a Loan, the amount agreed to be paid by the Borrower to the Lender under the related Loan Documents in the event such Borrower fails to make certain payments when due.

                  "Lender" means Harbourton Residential Capital Co., L.P., a Delaware limited partnership.


                  "Lender Default" means any of the events specified in Section 10.1.

                  "Lender's Certification" means a Lender's Certification and Notice of Request to Fund in the form of Exhibit E attached hereto and meeting the requirements of Section 4.2.

                  "Lender's Override" means, with respect to each Loan, the percentage of any Loan Fee or interest which shall be retained by the Lender as compensation for its origination and servicing of such Loan, which percentage shall be set forth in the Offering Schedule delivered with respect to such Loan.

                  "Letter of Credit" means, with respect to a Loan, a letter of credit, bond or other credit facility arranged by the Lender for the account of the applicable Borrower or an Affiliate thereof, and for the benefit of a county, township, municipality or other governing body having jurisdiction over the related Mortgaged Real Property, which letter of credit, bond or other credit facility supports the performance or payment by the Borrower in making certain improvements upon the Mortgaged Real Property.

                  "Letter of Credit Fees" means, with respect to a Loan, the fees agreed to be paid by the Borrower thereunder as consideration for the issuance of a Letter of Credit or for the L/C Guaranty.

                  "Loan" means any Eligible Loan, and any Letter of Credit related to such Eligible Loan, in which a Participation Interest has been purchased or approved for purchase by the Participant pursuant to the terms of this Participation Agreement.

                  "Loan Collateral" means, with respect to a Loan, the Property which secures repayment of such Loan.

                  "Loan Documents" means, for each Loan, the documents set forth in Exhibit C attached hereto.

                  "Loan Fees" means, with respect to a Loan, the amounts to be paid to the Lender (other than for principal and interest), no matter how the same may be designated or calculated, as additional consideration for the Lender making the Loan, including, but not limited to, Commitment Fees, Extension Fees and Letter of Credit Fees, but excluding Late Payment Fees, documentation and letter of credit preparation fees, inspection fees and appraisal fees.

                  "Loan  Monitoring   Documents"   means,  for  each  Loan,  the
         documents set forth in Exhibit M attached hereto.

                  "Material Adverse Effect" means, (A) with respect to a Loan, an effect on (i) the collectibility of such Loan, (ii) the marketability of the related Loan Collateral, or (iii) the lien priority of the related Loan Collateral, in each case, that could reasonably be expected to directly, materially and adversely impair the ability of the Participant to receive, with respect to its Undivided Interest, Collections owing to it on such Loan; and (B) with respect to the Lender, an effect on (i) the business or financial condition of the Lender, or (ii) the ability of the Lender to perform its obligations under this Agreement, in each case, that could reasonably be expected to directly, materially and adversely impair the ability of the Participant to receive, with respect to its Undivided Interest, Collections owing to it on the Loans.

                  "Maximum Participation Amount" means, with respect to a Loan, the amount stated in dollars and designated as such on the Offering Schedule delivered with respect to such Loan.

                  "Mortgage" means, with respect to a Loan, a mortgage, deed of trust or other similar security instrument, granting to the Lender a first mortgage lien on and security interest in the Mortgaged Real Property in order to secure the indebtedness under the Mortgage Note related to such Loan, the form of which Mortgage shall be approved by the Participant.

                  "Mortgage Note" means, with respect to a Loan, a promissory note evidencing the indebtedness of the Borrower incurred pursuant to the terms of the Loan Documents, the form of which Mortgage Note shall be approved by the Participant.

                  "Mortgaged Real Property" means, with respect to any Loan, the real property to be acquired, developed and/or constructed upon with the proceeds of such Loan, which real property shall be encumbered by the Mortgage.

                  "Obligor" means any Person liable for payment or performance of a Loan or any obligations under the Loan Documents relating thereto, whether primarily or otherwise, including, but not limited to, the Borrower and any guarantor of the Borrower's obligations.

                  "Notice of Initial Advance" means a Notice of Initial Advance in the form of Exhibit N attached hereto.

                  "Offering Schedule" means, with respect to each Acquisition and Development Loan and Construction Loan and any related L/C Guaranty in which the Lender offers a Participation Interest to Participant, a schedule substantially in the form of Exhibit B attached hereto which sets forth the terms applicable to the Acquisition and Development Loan or the Construction Loan and any related L/C Guaranty and the terms of such Participation Interest.

                  "Operations Manual" means the operations manual compiled by the Lender for use in connection with the origination and administration of the Loans, the table of contents of which manual is set forth in Exhibit K attached hereto, as the same may be amended or modified with the consent of the Participant.

                  "Other Borrower Default" means, with respect to a Loan, an Event of Default other than a Borrower Bankruptcy Event or a Borrower's failure to make any payment of principal, interest or any other amount owing under the Loan.

                  "Outstanding Amount" means, as of the date of determination and with respect to a Loan, the aggregate principal balance outstanding under such Loan, including any amounts drawn under a Letter of Credit.

                  "Outstanding Participation Amount" means, as of the date of determination and with respect to a Loan, the outstanding principal amount of the Participation Interest purchased in such Loan by the Participant pursuant hereto.

                  "Participant" means Residential Funding Corporation, a Delaware corporation.

                  "Participant  Default"  means any of the events  specified  in
         Section 10.3.

                  "Participation Agreement" means this Participation Agreement, as it may be modified, supplemented or amended in accordance with the terms hereof.

                  "Participation Certificate" means the certificate which the Lender shall issue to the Participant, at the time of and in connection with each purchase of a Participation Interest made by the Participant pursuant to the terms of this Participation Agreement, which Participation Certificate shall be in the form attached hereto as Exhibit F, and shall be duly completed as provided in Section 2.6.

                  "Participation Interest" means an Undivided Interest in a Loan
         which,   pursuant  to  and  in  accordance   with  the  terms  of  this
         Participation Agreement, the Participant purchases.

                  "Percentage Interest" means, with respect to a Loan, the percentage (i) that, with respect to the Participant, the Lender agrees to sell and the Participant agrees to purchase in such Loan, and (ii) that, with respect to the Lender, the Lender retains in such Loan, as such percentages are set forth in the Offering Schedule delivered with respect to such Loan.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, unincorporated association, trust, joint venture, government (or any agency or political subdivision thereof), limited liability company or other entity.

                  "Pledged Collateral" means the Loans, the Related Assets, all Collections with respect thereto, and all proceeds of any of the foregoing, to the extent of the Undivided Interest therein of the Participant.

                  "Posting Date" means each date during the term of this Participation Agreement on which the Participant remits funds to the Lender for the purchase of a Participation Interest, which date shall be the second Business Day of any week, except that the initial remittance under any Loan may be on any Business Day after two Business Day's notice from Lender to Participant.

                  "Project Status Summary Report" means a Project Status Summary Report in the form of Exhibit P attached hereto.

                  "Property" means any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Records" means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks and punch cards) maintained with respect to Loans.

                  "Reinstated Loan" means a Defaulted Loan that has been brought current under the original terms of such Loan and, in the case of a Defaulted Loan with respect to which a Borrower Bankruptcy Event has occurred, the applicable bankruptcy or insolvency proceeding has been discharged or dismissed.

                  "Related Assets" means, with respect to the Loans, the following:

     1. all security, escrow accounts, letters of credit, guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans pursuant to contract or otherwise;

     2. the Records; and

     3. all proceeds of the foregoing.

                  "Secured Obligations" means all obligations of the Lender to the Participant arising under this Participation Agreement or in connection with the Loans, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including without limitation, all payments required to be made pursuant to
         Article VI, payments on account of Collections received or deemed to be received, payments of fees and interest, and the Lender's indemnity obligations under Article VII.

                  "Specific Administrative Procedures" means the loan administration procedures for each Loan provided by the Lender at the time of origination of the Loan, as the same may be amended or modified with the consent of the Participant.

                  "Termination Date" means the third anniversary of the date hereof, or such earlier date as may be specified pursuant to Section
         10.2 by the Participant following the occurrence of a Lender Default or as may be specified pursuant to Section 10.4 by the Lender following a Participant Default.

               "Title Acquisition Event" means with respect to a Loan that has been subject to a Borrower Payment Default, the acquisition of title by the Lender (or its designee or nominee) to the related Mortgaged Real Property upon foreclosure sale or upon the recordation of a deed in lieu of foreclosure.

                  "Title Commitment" means a commitment for a Title Policy.

                  "Title Policy" means, with respect to each Loan, an ALTA loan form of title insurance policy (1970 Form), or, if, after using reasonable efforts Lender is unable to obtain such 1970 form, on such other ALTA loan form of title insurance policy as is generally accepted by construction lenders in the jurisdiction in which the related Mortgaged Real Property is located, in the face amount of the Loan, insuring the Lender (with an endorsement naming Participant as an additional insured) that the Mortgage is an enforceable first lien against marketable fee simple title to the Mortgaged Real Property, subject only to (i) matters shown by the subdivision plat and by the most current plat of survey of the Mortgaged Real Property and matters which would be disclosed by an inspection of the Mortgaged Real Property subsequent to the date of such current survey, (ii) real estate taxes and assessments not yet due and payable and possible supplemental assessments for improvements constructed on the Mortgaged Real Property, (iii) unfiled mechanics and materialmen's liens (to the extent applicable), but only if affirmative mechanics' lien coverage is provided, and (iv) utility easements, rights of way, restrictive covenants, and other matters that the Lender reasonably determines do not materially and adversely affect the proposed development or sale of the Mortgaged Real Property.

                  "UCC" means the Uniform Commercial Code, as amended.

                  "UCC-1   Financing   Statement"  shall  mean  UCC-1  Financing
         Statements substantially in the form of Exhibit I attached hereto.

                  "Undivided Interest" means (i) with respect to the Participant, the interest of the Participant in the Loan, which interest shall be the ratio (expressed as a percentage) which is determined by dividing (A) the Outstanding Participation Amount by (B) the Outstanding Amount, and (ii) with respect to the Lender, the interest of the Lender in the Loan, which interest shall be the percentage determined by subtracting from 100% the percentage interest of the Participant in the Loan, determined in accordance with the clause (i).

         Section 1.2. Other Provisions. Defined terms may be used in the singular or the plural, as the context requires.

                                   ARTICLE II

                             PARTICIPATION INTERESTS

         Section 2.1.      Offers and Right to Purchase Participation Interests.
                           ----------------------------------------------------

         (a) From the date hereof until the Termination Date, the Lender may offer to the Participant from time to time a right to purchase a Participation Interest in certain Acquisition and Development Loans and Construction Loans made or proposed to be made by the Lender, and any related L/C Guaranty. In each case, the Participant shall have the right to purchase only the Percentage Interest in each Loan as may be offered by the Lender or as the Lender may otherwise agree as reflected in the Offering Schedule. Notwithstanding the foregoing or anything to the contrary contained in this Participation Agreement, and subject to the Participant's right to decline to purchase a participation interest in any Acquisition and Development Loan or any Construction Loan and
any related L/C Guaranty, in no event shall the Participant purchase Participation Interests which, in the aggregate, exceed Fifty Million Dollars ($50,000,000).

         (b) With respect to any Acquisition and Development Loan or Construction Loan and any related L/C Guaranty as to which Lender desires to sell a Participation Interest to Participant, the Lender will submit to the Participant an Offering Schedule and the Credit Underwriting Documents after the Lender's loan or credit committee has approved such loan. The Lender will promptly furnish such additional information, data or materials to which the Lender has access concerning the matters set forth in the Offering Schedule or the Credit Underwriting Documents as the Participant shall reasonably request.

         (c) After receiving the Offering Schedule, the Credit Underwriting Documents and any other requested documents, the Participant will have ten (10) Business Days to notify the Lender of its acceptance or declination of the Lender's offer to sell a Participation Interest in the proposed Acquisition and Development Loan or Construction Loan and any related L/C Guaranty. If the Participant does not accept the Lender's offer to sell such a Participation Interest, then the Acquisition and Development Loan or Construction Loan and any related L/C Guaranty shall not be designated or included as a Loan and the Lender will, following such declination be free to offer participation interests in such Acquisition and Development Loan or Construction Loan and any related L/C Guaranty to other investors.

         (d) If the Participant shall accept the Lender's offer to sell a Participation Interest in the proposed Acquisition and Development Loan or Construction Loan and any related L/C Guaranty, it shall notify the Lender of such acceptance by executing the Acceptance contained in the Offering Schedule. The Participant may determine that its acceptance of a Participation Interest is contingent upon its review of the related Loan Documents and the Acceptance shall specify this contingency. In such event, the Lender shall immediately, but in no event later than five (5) Business Days prior to the first Posting Date with respect to such loan, forward to Participant the Loan Documents in substantially final form. The Participant shall review such Loan Documents within five (5) Business Days of receipt of such documents and, if such documents are satisfactory to Participant, shall deliver to the Lender the Confirmation within such five (5) Business Days, time being of the essence for such review and approval.

         (e) Upon the Lender's receipt of the Participant's Acceptance, the purchase of a Participation Interest in such Acquisition and Development Loan or Construction Loan and any related L/C Guaranty shall be consummated in accordance with the terms of Section 2.3; provided however, that in the event that the Participant's acceptance of a Participation Interest is contingent upon its review of the related Loan Documents, such purchase of the Participation Interest shall not be consummated unless and until the Lender has received the Confirmation.

         Section 2.2. Designation as a Loan. If the Participant shall accept the Lender's offer to sell a Participation Interest in any Acquisition and Development Loan or any Construction Loan and any related L/C Guaranty pursuant to Section 2.1, then such purchase shall be made in accordance with this Article II and, upon such purchase, such Acquisition and Development Loan or Construction Loan and any related L/C Guaranty shall become a Loan for purposes of this Participation Agreement.

         Section 2.3.      Purchase and Sale of Participations.

         (a) Subject to the terms, provisions and conditions hereof and of the Offering Schedules, the Lender hereby agrees to sell to the Participant and the Participant hereby agrees to purchase from the Lender, from time to time during the term of this Participation Agreement, Participation Interests equal to the Participant's Percentage Interest of the Loan; provided, however, that (i) in no event shall the Participant be obligated to purchase Participation Interests to the extent such purchase would cause the Participant's Outstanding Participation Amount to exceed the Maximum Participation Amount; (ii) in no event shall the Participant purchase Participation Interests which, in the aggregate, exceed Fifty Million Dollars ($50,000,000); (iii) the Lender shall retain for its own account an Undivided Interest in each Loan; and (iv) in the event that the Participant's acceptance of the Lender's offer to sell a Participation Interest is contingent upon its review of the related Loan Documents, such purchase of the Participation Interest shall not be consummated unless and until the Participant has delivered the Confirmation to the Lender.

         (b) The Lender and the Participant may agree that the purchase of a Participation Interest in a Loan is to be accomplished by the payment to the Lender of one payment or by a series of payments to the Lender as the Lender makes Advances; provided however, that in no event shall the Participant be required to make any additional payments with respect to such Participation Interest if, after giving effect thereto, the Participant's Outstanding Participation Amount would exceed the Maximum Participation Amount.

         (c) As of the date of each purchase of a Participation Interest hereunder, the Lender hereby assigns, conveys and otherwise transfers to the Participant, and will be deemed to have assigned, conveyed and otherwise transferred to the Participant, undivided percentage ownership interests in the Related Assets and the Collections equal to the Undivided Interests held by the Participant in the Loans from time to time.

         (d) The Lender agrees that, from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, that the Participant may reasonably request in order to protect or more fully evidence the purchase of Participation Interests hereunder and the Undivided Interests acquired by the Participant hereby, or to enable the Participant to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Lender will, upon the request of the Participant, mark its master data processing records with respect to the Loans with a legend indicating that the Participant has purchased a Participation Interest in such Loans in accordance with the terms of this Participation Agreement.

         Section 2.4.      Lender to Maintain Records

         (a) Each Undivided Interest with respect to the Loans and the Percentage Interests with respect thereto shall be initially computed as of the close of business of the Lender on the date of the first purchase of a Participation Interest by the Participant pursuant to this Participation Agreement. Thereafter, each Undivided Interest shall be automatically recomputed as of the close of business on each day that there is a change therein.

         (b) The Lender shall at all times maintain information sufficient to make the computations and recomputations required by paragraph (a) above. In addition, the Lender shall maintain books and records in which shall be recorded the following information:

     (1) the  date  and  amount  of each  Advance  made  under a Loan  and  each
acquisition  of  a  Participation   Interest  pursuant  to  the  terms  of  this
Participation Agreement;

     (2) the Collections received and the distribution of such Collections;

     (3) the amount of any Loan Fees, Late Payment Fees or other amounts due and payable or to become due to the Lender or the Participant hereunder; and

     (4) the amount and date of any change in the Undivided Interests.

         Section 2.5. Participation Interest Only. In no event shall the Participant have any obligation or liability to any Obligor or other Person (except the Lender pursuant to this Participation Agreement) with respect to any Loan nor shall the Participant be obligated to perform any of the obligations of the Lender in connection therewith (except following the express assumption thereof by the Participant pursuant to Section 10.2).

         Section 2.6. Evidence of Participation Interest. To evidence the Participation Interest of the Participant in each Loan, the Lender shall issue to the Participant, at the time of and in connection with the Participant's funding of its Percentage Interest of each Advance, a Participation Certificate, duly completed. Each such Participation Certificate shall be transmitted by the Lender to the Participant by facsimile and the original shall be sent on the same day for receipt by Participant on the next Business Day.

         Section 2.7. Failure of Loan to Close. If for any reason an Acquisition and Development Loan or a Construction Loan as to which the Participant accepts the Lender's offer to sell a Participation Interest does not close or the initial Advance thereunder is not made within ninety (90) days after the Participant executes the Acceptance, then such loan shall not be a Loan and neither party shall have any further rights or liabilities hereunder with respect to the purchase of a Participation Interest in such Acquisition and Development Loan or Construction Loan and any related L/C Guaranty.

                                   ARTICLE III

                 POSSESSION OF DOCUMENTS; ABSOLUTE SALE INTENDED

         Section 3.1. Documents Held in Trust; Delivery of Documents to Participant. Subject to Section 3.2 and Section 3.3, the Lender covenants and agrees that it will hold the Loans and the Loan Documents relating thereto as trustee on express trust for the Participant as to the Participant's Undivided Interest in effect from time to time in the Loans.

         In the event that in accordance with the option granted to the Participant in Section 2.1(d) the Participant accepts the Participation Interest contingent upon its review of the related Loan Documents, the Lender shall immediately, but in no event later than five (5) Business Days prior to the first Posting Date with respect to such loan, forward to Participant the Loan Documents in substantially final form. Any such Loan Documents which have not been executed at the time of such delivery to the Participant shall be furnished to Participant promptly after the execution thereof, but in any event no later than forty five (45) days after execution. In the event that the Participant's acceptance of a Participation Interest is not contingent upon its review of the Loan Documents, the Lender shall provide to the Participant copies of the executed Loan Documents as soon as possible after the execution thereof, but in any event no later than forty five (45) days after execution, but such delivery of the Loan Documents to Participant shall not be required prior to the Participant's purchase of the Participation Interest. The Participant shall, upon request to the Lender, have the right to copies of the originals of any other documents executed and delivered in connection with the Loans.

         Section 3.2. Absolute Sale of Participation Interest. It is the express intention of the parties that the transactions contemplated by this Participation Agreement be, and be construed as, a sale of an Undivided Interest in the Loans by the Lender to the Participant and not a pledge of the Loans by the Lender to secure a debt or other obligation of the Lender. However, in the event that the Participant's Undivided Interest in the Loans are held to be property of the Lender, or if for any reason this Participation Agreement is held or deemed to create a security interest in the Loans then it is intended that (a) this Participation Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code of any applicable jurisdiction; (b) the conveyance of Participant's Percentage Interest in each Loan shall be deemed to be a grant by the Lender to the Participant of a security interest in all of the Lender's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Pledged Collateral; (c) the possession by the Custodian for the benefit of the Participant of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code of any applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the
Participant for the purpose of perfecting such security interest under applicable law.

         Section 3.3. Custodial Documents. After the first Advance is made with respect to a Loan, the Lender shall deliver to the Custodian pursuant to the Custodial Agreement each of the following documents within the time periods specified:

     (a) Within three (3) Business Days after the first Advance is made with respect to a Loan, the original Mortgage Note duly endorsed with an Allonge;

     (b) With respect to the Mortgage, the Lender shall provide the Custodian with each of the following: (i) within five (5) Business Days after the first Advance is made with respect to a Loan, a certified true copy of the Mortgage submitted for recording; (ii) within five (5) Business Days after its return from the appropriate recording office, the original recording receipt or other evidence of the recording office's receipt of the Mortgage, and (iii) within five (5) Business Days after its return from the appropriate recording office, the original Mortgage, with evidence of recording thereon, or, if the original Mortgage is lost or destroyed or not returned from the recording office, within 180 days of the submission of the Mortgage for recording, a copy of the Mortgage certified by the appropriate public recording office to be a true and complete copy of the original.

     (c) A duly executed (and, where appropriate, acknowledged) Assignment of Mortgage and a UCC-1 Financing Statement, which documents the Custodian is irrevocably authorized to record and/or file in such offices or records as the Participant deems necessary or appropriate. and

     (d)  Such  other  documents  and  instruments  as  the  Participant   deems
reasonably necessary or proper or upon which the Lender and Participant may agree.

         Section 3.4. Priority. Except as otherwise expressly provided in this Participation Agreement, all income, gains, profits, and losses with respect to each of the Loans shall be apportioned between the Lender and the Participant on a pari passu basis in accordance with their respective Undivided Interests in such Loans. The respective Undivided Interests of the Lender and the Participant in each Loan shall be equally and ratably secured, benefited and guaranteed by the Loan Documents and the Pledged Collateral relating thereto.

                                   ARTICLE IV

                               FUNDING OF ADVANCES

         Section 4.1.      Funding Advances and Participation Interests.

         (a) The Lender shall supervise and coordinate the making of all Advances of the Loans. As Advances of the Loans are to be made, the Lender shall fund such Advances. The Lender will not fund any Advances unless the Lender is required to do so by the terms of the related Loan Documents.

         (b) On each Posting Date as to which the Participant has received the documents in the form and at the time required by Section 4.2, the Participant shall remit funds to the Lender in the amount specified in the corresponding Notice of Initial Advance or Lender's Certification, as applicable.

         Section 4.2.      Lender's Certification.

         (a) With respect to the initial Advance for any Loan, the Lender shall deliver to the Participant a Notice of Initial Advance no later than 2:00 p.m. (Minneapolis time) on the Business Day immediately preceding the Posting Date on which the Lender is requesting payment from the Participant. At or before 10:00 a.m. (Minneapolis time) on the Posting Date, and upon confirming the matters set forth in paragraph (c) below, the Lender shall deliver to the Participant the Lender's Certification relating to such initial Advance. The Lender's Certification shall be based on information available to the Lender as of the time of delivery of the Lender's Certification. Upon receipt of the Lender's Certification, the Participant shall remit payment of its Percentage Interest in the initial Advance, in accordance with and subject to the terms of Section 4.3.

         (b) For each Advance for any Loan, other than the initial Advance, upon confirming the matters set forth in paragraph (c) below, the Lender shall remit to the Participant its signed Lender's Certification; provided however, that the Lender's Certification shall be delivered to the Participant no later than 2:00 p.m. (Minneapolis time) on the Business Day immediately preceding the Posting Date on which the Lender is requesting payment from the Participant. The Lender's Certification shall be based on information available as of the close of business on the Business Day prior to the date of delivery of the Lender's Certification.

         (c) With respect to each Advance under a Loan, the Lender shall confirm that on their faces:

                           (1) each Mortgage and Mortgage Note relating to a Loan bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the grantor and maker;

                  (2) no Mortgage or Mortgage Note relating to a Loan contains evidence of any claims, liens, security interests, encumbrances or restrictions on transfer of the holder's or beneficiary's interest
         (other than normal title exceptions, generally acceptable to construction lenders under similar loans);

                           (3) the original principal amount of each Mortgage Note relating to a Loan is not less than the Outstanding Amount of the Loan to which it relates;

                           (4) the rate of interest accruing on the Loan evidenced by each Mortgage Note is equal to or greater than the contract note rate of interest specified in the related Mortgage Note; and

                           (5) the Loan Documents reviewed by the Lender, in the Lender's judgment, appear regular on their face.

         Section 4.3.      Payments by Participant.


         (a) Provided that the Lender has met all the terms and conditions of this Participation Agreement, on each Posting Date the Participant shall cause to be transmitted to the Lender the Participant's payment for its Percentage Interest in the Advances in the amount set forth in the Notice of Initial Advance or Lender's Certification, as applicable. Such amount shall be transmitted by wire transfer in accordance with the instructions set forth on the signature page hereto, or according to such other instructions as shall have been designated by written notice from such Lender to the Participant given in accordance with Section 12.4, so that it will be transmitted by the Participant in federal or other immediately available funds by 12:00 noon (Minneapolis time) on such Posting Date.

         (b) Notwithstanding anything to the contrary herein contained, the Participant shall not be required to fund its Percentage Interest of any Advance if (i) an Event of Default has occurred and is continuing under the relevant Loan Documents and has not been waived in accordance with the terms of Section 5.2, (ii) any of the representations or warranties set forth in Section 8.3 with respect to the related Loan are false or incorrect as of the Posting Date and the Participant reasonably determines that such event has had or will have a Material Adverse Effect, (iii) if a Lender Default of the type referred to in
Section 10.1(b) or 10.1(c) relating to such Loan has occurred and is continuing as of the Posting Date or (iv) if a Lender Default of the type referred to in
Section 10.1(a), 10.1(d), 10.1(e), or 10.1(f) has occurred and is continuing as of the Posting Date.

         Section 4.4. Interest on Participations. The Participant shall be entitled to interest accrued on the funds remitted by it hereunder, from the date such funds are remitted to the Lender pursuant to Section 4.3 above, until such Advances are repaid and such repayment is received by the Participant in accordance with Article VI. The Participant's rights to payment of such interest shall be determined in accordance with the provisions of Section 6.5.

         Section 4.5. Undivided Interests Determined on Posting Dates. The Undivided Interests of the Lender and the Participant in the Loans shall be determined and adjusted on each Posting Date, after giving effect to any Participation Interests purchased on such Posting Date. Funds advanced by the Lender to any Obligor with respect to which the Participant has not yet remitted payment with respect to its Participation Interest pursuant to Section 4.1 shall not affect the Undivided Interests of the Lender and the Participant until the next succeeding Posting Date. All repayments and other matters shall, until such Posting Date and purchase, be calculated on the basis of the Lender's and the Participant's Undivided Interests as in effect on the immediately preceding Posting Date.

                                    ARTICLE V

                           ADMINISTRATION OF THE LOANS

         Section 5.1.      Administration and Servicing of Loans.
                           -------------------------------------

         (a) Unless the Participant  shall have exercised its rights pursuant to
Section 10.2, the Lender shall administer and service the Loans in accordance with the Administrative Procedures in effect from time to time. The Specific Administrative Procedures that the Lender proposes to use in connection with each Loan shall be included in the Credit Underwriting Documents to be provided to the Participant at the time the Lender offers a Loan to the Participant pursuant to Section 2.1 or otherwise shall be provided to the Participant before the Participant funds its Percentage Interest of the initial Advance. If the Participant does not approve the Specific Administrative Procedures proposed by the Lender, the Participant shall not be required to purchase a Participation Interest in the Loan. The Lender shall not modify the Administrative Procedures as they apply to any loan in a manner that would have a Material Adverse Effect without the prior approval of the Participant.

         (b) Except as to matters requiring the consent of the Participant under
Section 5.2 and Section 5.5 and as to matters which Participant determines require its consent in order to prevent irreparable harm to the interests or rights of the Participant, the Lender shall have the sole authority, without the necessity of obtaining the approval or consent of the Participant, to service and administer the Loans, to exercise its rights and carry out its duties as the lender under the Loan Documents, and to make all decisions in connection with the administration and collection of the Loans.

         (c) In connection with administering each Loan and in addition to the covenants of the Lender elsewhere contained in this Participation Agreement, the Lender agrees as follows:

                           (1) The Lender may demand, collect and receive from any Obligor, and give acquittance for, all sums received from such Obligor and others under the terms of the related Loan Documents.

                           (2) The Lender may accept full or partial repayment of any Loan in accordance with the terms of the Loan Documents relating thereto and shall hold, apply and distribute the same in accordance with the provisions hereof and of the Participation Certificates.

                           (3) In case of payment in full of any Loan, the Lender may execute and deliver a full release of the Loan Documents relating thereto or an assignment of such Loan and the related Loan Documents, without recourse, representation or warranty of any kind. Upon request of the Lender to the Participant, and provided that there are no Lender Defaults or Defaults by any related Obligor, the Participant will execute and deliver to the appropriate title companies and escrow holders a Master Non-Demand Agreement substantially in the form of Exhibit J attached hereto.

                           (4) The Lender may demand of the Borrower and any other Obligor full performance of all of the terms, covenants and conditions of such Loan Documents on the part of the Borrower or any such other Obligor to be performed.

                           (5) The Lender shall advance from its own monies all necessary Extraordinary Servicing Expenses with respect to any Loan, which amounts shall be deemed advanced by the Lender for the accounts of the Lender and the Participant in accordance with their respective Undivided Interests in such Loan (determined as of the date on which the Extraordinary Servicing Expenses are paid by the Lender).

         (d) Subject to Section 3.2, the Lender shall have review and custodial responsibility for all Loan Documents which have been delivered to it in connection with the Loans.

         Section 5.2 Lender's Actions Requiring Participant's Consent. Notwithstanding anything to the contrary herein contained, the Lender shall not, without the prior written consent of the Participant (which consent or denial shall not unreasonably be delayed):

                  (a)      forgive or reduce the  indebtedness  (principal  or
                       interest or Loan Fees) of any Loan, or any part thereof,
                   or waive any Default by any Obligor in the payment thereof;

                  (b)      waive any Event of Default by any Obligor;

                  (c) extend the due date of any principal payment or of any interest payment or Loan Fees due under the Loan
         Documents relating to any Loan;

                  (d) release any Loan Collateral for any Loan (except upon corresponding payment or reduction of such Loan or receipt of substitute Loan Collateral acceptable to the Participant), or reduce any release price required for the release of Loan Collateral, or subordinate the lien in favor of the Lender in any Loan Collateral to any Adverse Claim;

                  (e)      release any Obligor;

                  (f) decrease the interest rate or Loan Fees on any Participated Loan;

                  (g) extend the period or term during which the Lender is committed to make Advances of any Loan, if such extension would also extend the Participant's obligation to remit payments to the Lender for its Participation Interest in such Loan;

                  (h) agree to any amendments, modifications or waivers of any Loan Documents relating to any Loan that would have a materially adverse effect on the collectibility of the related Loan;

                  (i) institute or commence foreclosure or other proceedings under the Loan Documents relating to any Loan in the event of a Default thereunder by the Obligor;

                  (j) accept a deed or other conveyance from any Obligor in lieu of foreclosure; or

         (k) apply any insurance or condemnation proceeds in excess of $25,000 with respect to a Loan for any purpose other than to pay down the Loan or as required to be applied by the terms of the Loan Documents.

         In the event the Participant and the Lender are unable to agree as to the actions to be taken with respect to any of the matters set forth in the preceding paragraphs (a) through (k), the matter shall be resolved in accordance with the provisions of Article XI.

         Section 5.3. Standard of Care and Duty to Participant. The standard of care to be exercised by the Lender in the performance of its duties under this Participation Agreement shall not be less than that which would be exercised by a reasonably prudent construction lender of good reputation with a lending volume at least comparable to that of the Lender, and in any event not less than the standard of care the Lender exercises in administering and servicing other acquisition, development or construction loans and the related loan documents held entirely for the Lender's own account. While performing its duties under the Participation Agreement, the Lender shall be acting on its own behalf and on behalf of the Participant, responsible to protect its rights and the rights and interests of the Participant with respect to the Participant's Undivided Interest in the Loans and the Participants rights to the Collections and the Related Assets.

         Section 5.4. Notices of Defaults and Other Events. The Lender shall, promptly following the Lender's discovery of the occurrence thereof, notify the Participant of any of the following:

                  (a) the existence and nature of any Default in payment by any Obligor under the Loan Documents relating to any
         Loan, or any other Default under any such Loan Documents;

                  (b) condemnation proceedings, damage or destruction of any Loan Collateral in an amount greater than $25,000;
         or

                  (c) any other matter which, in the best judgment of the Lender, prudently exercised, materially affects the Undivided Interests of the Participant in any Loan or the security therefor.

         The Lender shall furnish the Participant with a written recommendation as to the exercise of any and all rights in connection with the affected Loan and the security therefor, which recommendation shall be made within fifteen
(15) days of the Lender's discovery of the applicable Default, or within such other period of time as the Lender and the Participant agree to in writing. The Participant shall have a period of fifteen (15) Business Days from the date of receipt of the Lender's written recommendation, or such other period of time as the Lender and the Participant agree to in writing, in which to accept or reject the recommendations of the Lender. The parties will attempt to take all actions with respect to each Loan as to which there has been a Default by mutual consent; in the event the parties are unable to agree as to the actions to be taken, the matter shall be resolved in accordance with the provisions of Article

XI.

         Section 5.5. Management of Real Estate Owned. During the period of any ownership of Loan Collateral, the Lender and the Participant shall promptly consult with each other with respect to the management, completion of construction (if required), maintenance, repair or improvement of such Loan Collateral, and mutually consent to a plan or plans for any such management, completion of said construction, maintenance, repair or improvement of said Loan Collateral, or as to any sale, transfer, or other disposition thereof.

         Section 5.6.      Reports to Participant.
                           ----------------------

         (a) On a weekly basis, the Lender shall provide advice to the Participant of the date and amount of all Collections for such week. Within five
(5) Business Days after receiving a request from the Participant, the Lender will furnish to the Participant a statement, certified by the Lender to be true and correct, setting forth the Outstanding Participation Amount, the Outstanding Amount, the Participant's Undivided Interest and the Lender's Undivided Interest in the Loans, in each case as of the date such statement is furnished to the Participant.

         (b) With respect to each Loan, the Lender will deliver to the Participant (i) the Credit Underwriting Documents and the Loan Documents pursuant to Section 2.1 and Section 3.1, (ii) the Loan Monitoring Documents, on a quarterly and annual basis as detailed in the listing of the Loan Monitoring Documents, and (iii) upon the Participant's request, copies of all other materials received by the Lender in connection with a Loan or the Obligor(s) thereunder and not previously delivered to the Participant, including any financial statements and marketing position reports.

         (c) The Lender shall give notice to the Participant of the occurrence of any Default and any other matter set forth in Section 5.4 at the times set forth in Section 5.4. The Lender shall also advise the Participant of any other matter known to the Lender and relating to the Obligor or the Loan Collateral which, in the Lender's reasonable judgment, has a material adverse effect on the Participant's Undivided Interest.

         (d) The Lender will from time to time deliver to the Participant such other information, materials and advice as the Participant may reasonably request.

         Section 5.7.  Acquisition of Loan  Collateral.  Subject to the terms of
Section 5.2, the Lender may acquire, or cause to be acquired on its behalf, any of the Loan Collateral by foreclosure or by acceptance of a conveyance or assignment in lieu of foreclosure. Such Loan Collateral may, at the option of the Lender, be held in the name of the Lender or its designee, for the benefit of the Lender and the Participant in accordance with their respective Undivided Interests in the applicable Loan, as in effect from time to time, provided that no such Loan Collateral shall be held in the name of the Participant unless the prior written consent of the Participant shall have been obtained.

         If the Lender shall acquire title to any of the Loan Collateral, all moneys received or collected by it (including, but not limited to, proceeds of title insurance claims) from the operation or sale of such Loan Collateral shall be allocated and distributed as provided in Article VI.

         Section 5.8. Extraordinary Servicing Expenses and Ancillary Fees. The Lender shall use its best efforts to recover from each Obligor all Extraordinary Servicing Expenses and Ancillary Fees that are the responsibility of such Obligor under the related Loan Documents. In the event any such Obligor fails to pay the Lender for any such Extraordinary Servicing Expenses or Ancillary Fees, the Participant shall, upon demand of the Lender, remit to the Lender its proportionate share of such expenses or fees, which proportionate share shall be equal to the Participant's Undivided Interest in the applicable Loan (determined as of each date on which the Extraordinary Servicing Expenses and Ancillary Fees are paid by the Lender). In the event any such Extraordinary Servicing Expenses or Ancillary Fees are thereafter paid to the Lender by any Obligor, the Lender shall repay the Participant its share thereof pursuant to Section 6.3.

         Section 5.9. Inspections by Participant. The Participant or its representatives shall have the right to visit the offices and properties of the Lender upon reasonable prior notice during normal business hours for the purpose of examining any Records and systems and to discuss matters relating thereto or to the Lender's performance hereunder with any of the officers or employees of the Lender having knowledge of such matters. The Lender will at all times maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Loans in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary for the collection of all Loans. In addition, the Participant or its representatives shall have the right to, in the presence of the Lender, visit the offices and properties of the Borrowers upon reasonable prior notice during normal business hours for the purpose of examining any documents or discussing any other matters relating to the Loan.

                                   ARTICLE VI

                                   COLLECTIONS

         Section 6.1. Collection and Payment of Collections. The Lender shall have the exclusive right and obligation to collect interest, principal, Late Payment Fees, Loan Fees, Ancillary Fees and other sums due in connection with the Loans; provided, however, that in the event the Obligor cures its payment default within thirty (30) days of the original date such payment was due, the Lender shall have no obligation to collect Late Payment Fees or default rate of interest from such Obligor.

         On the day the Lender receives the Collections with respect to any Loan, the Lender shall account for and pay to the Participant its Undivided Interest in the Collections determined in accordance with the provisions of this
Article VI; provided however, that in the event the Lender receives the Collections in immediately available funds after 2:00 p.m. (Minneapolis time) on any day, the Lender shall account for and pay to the Participant its Undivided Interest in the Collections not later than the close of business on the Business Day following the day of receipt. The Lender shall not be liable for interest on Collections paid to the Participant within the time period required by this Participation Agreement.

         The Participant shall have the right to an accounting for all Collections received by the Lender, and the Lender shall hold the Participant's Undivided Interest in the Collections in trust for the Participant until delivered to the Participant.

         Section 6.2.      Order of Application of Collections.

         (a) Except as provided in Section 6.8, with respect to any Loan, Collections shall be applied by the Lender in the following order to payment of:

FIRST: Ancillary Fees and Extraordinary Servicing Expenses for which the Lender has not received reimbursement from the related Obligor (to be distributed as provided in Section 6.3);

SECOND: Loan Fees then due and payable from the related Obligor (to be distributed as provided in Section 6.4);

THIRD:   Accrued  interest  and related  Late  Payment  Fees then due and payable on the related Loan (to be distributed as provided in Section 6.5); and

FOURTH: Unpaid principal of the related Loan (to be distributed as provided in Section 6.6).


         (b) If the Collections received by the Lender are insufficient to fully pay the amounts due to the Lender and the Participant with respect to the related Loan, such Collections shall be applied to the payment in full of each such category, in the order specified with respect to such Loan, before any portion of such amount is applied to any succeeding categories. If there are insufficient funds to pay fully the amounts due in any such category with respect to the related Loan, then such Collections shall be paid to the Lender and the Participant pro rata on the basis of the respective amounts due the Lender and the Participant with respect to such Loan pursuant to the terms hereof in such category.

         (c) In the event the Borrower makes a payment to the Lender after the date on which such payment is due, and the Lender has previously made payment of the insufficient Collections in accordance with the preceding subparagraph (b), the Lender shall calculate and pay to the Participant an amount from such additional Collections so as to pay pro rata to the Lender and the Participant, on the basis of the respective amounts due the Lender and the Participant, all amounts owing to Lender and Participant in the order set forth in subparagraph
(a) above.

         Section 6.3. Reimbursement of Amounts Paid For Ancillary Fees and Extraordinary Servicing Expenses. Collections which are to be applied to the payment of the amounts specified in the paragraph labeled FIRST in Section 6.2 shall be paid to the Lender unless the Participant has previously paid to the Lender a portion of the Extraordinary Servicing Expenses and Ancillary Fees as called for by Section 5.8, in which event Collections in respect of Extraordinary Servicing Expenses and Ancillary Fees shall be paid to the Lender and the Participant in accordance with their respective percentage interests in such expenses and fees.

         Section 6.4. Loan Fees. Collections which are to be applied to the payment of the amounts specified in the paragraph labeled SECOND in Section 6.2 shall be paid as follows: first, to the Lender to the extent of the Lender's Override; and second, to the Lender and the Participant in accordance with their respective Undivided Interests in the related Loan (determined as of the time such Collections are received by the Lender).

         Section 6.5. Interest and Late Payment Fees. Collections which are to be applied to the payment of the amounts specified in the paragraph labeled THIRD in Section 6.2 shall be paid as follows: first, to the Lender to the extent of the Lender's Override; and second, to the Lender and the Participant in accordance with their respective Undivided Interests in the related Loan (determined as of the time such Collections are received by the Lender).

         Section 6.6. Principal. Collections which are to be applied to the payment of the amounts specified in the paragraph labeled FOURTH in Section 6.2 shall be applied pro rata to reduce the Advances funded by the Lender and the Participant, in accordance with the respective Undivided Interests of the Lender and the Participant in the related Loan (determined as of the time such Collections are received by the Lender).

         Section 6.7. Returned Payments. If any of the Collections received by the Lender and distributed or credited to the Participant are later required to be returned or repaid by the Lender to an Obligor or its representative or successor in interest, by reason of a court order or, with the Participant's approval, settlement of a dispute or otherwise, the Participant shall, upon notice thereof from the Lender, promptly repay to the Lender the amount received by the Participant in respect of the Collections so required to be returned or repaid.

     Section 6.8. Application of Collections Upon Distribution Adjustment Event. Notwithstanding any other provision contained in Section 6.1 through Section 6.6 of this Participation Agreement, for so long as any Distribution Adjustment Event shall be continuing with respect to a Loan, upon the receipt of any Collections relating to such Loan such collections shall be applied and paid as follows:

FIRST: Ancillary Fees and Extraordinary Servicing Expenses for which the Lender has not received reimbursement from an Obligor (to be distributed as provided in Section 6.3);


SECOND All accrued interest then due and payable to the Participant with respect to the related Loan shall be paid to the Participant;

THIRD: All unpaid principal then due and owing to the Participant with respect to the Loan (as determined as of the time such Collections are received by the Lender) shall be paid to the Participant;

FOURTH: All unpaid Lender's Override shall be paid to the Lender;

FIFTH: All accrued interest and unpaid principal then due and owing to the Lender with respect to the Loan (as determined as of the time such Collections are received by the Lender) shall be paid to the Lender;

SIXTH: Loan Fees and Late Payment Fees then due and payable (to be distributed as provided in Section -------- 6.4); and

SEVENTH: All remaining Collections shall be retained by the Lender.

     Section 6.9. Reinstated Loans. If a Defaulted Loan becomes a Reinstated Loan after a Distribution Adjustment Event has occurred, then upon such Loan becoming a Reinstated Loan, Participant shall purchase from the Lender a portion of Lender's Participation Interest in such Loan such that immediately after giving effect to such purchase, Participant's Percentage Interest in such Loan is equal to the Percentage Interest it held in such Loan immediately prior to the occurrence of the Distribution Adjustment Event.

     Section 6.10. Distribution Adjustment Event Recapture. If, upon final liquidation of a Loan that has been subject to a Distribution Adjustment Event (and has not become a Reinstated Loan), Participant has not received payment in full of all amounts owed to Participant with respect to such Loan, Lender shall pay to Participant any Collections received by Lender with respect to such Loan pursuant to Section 6.8 (other than Collections applied to payment of amounts specified in the paragraph labeled FIRST in Section 6.8) during the period that the Distribution Adjustment Event was in effect with respect to that Loan up to the amount of Participant's loss on that Loan. In no event shall Lender's liability under this Section 6.10 exceed the amount of Collections received by Lender with respect to such Loan pursuant to Section 6.8 (other than Collections applied to payment of amounts specified in the paragraph labeled FIRST in

Section 6.8).

     Section 6.11. Borrower Payment Defaults and Borrower Bankruptcy Events. Upon the occurrence of a Borrower Payment Default or a Borrower Bankruptcy Event with respect to any Loan, all Collections (other than Collections applied to payment of amounts specified in the paragraph labeled FIRST in Section 6.2) receivable by Lender pursuant to Sections 6.2, 6.4, 6.5 and 6.6 with respect to such Loan after the date of such Borrower Payment Default or Borrower Bankruptcy Event, as applicable, shall be paid into and held in escrow by an attorney, title company or other third party acceptable to Lender and Participant pursuant to escrow instructions mutually agreed upon by Lender and Participant until either (i) such Loan becomes a Reinstated Loan, (ii) a Title Acquisition Event occurs or (iii) in the case of a Loan that is the subject of a Borrower Bankruptcy Event, such Loan does not become a Reinstated Loan within one year of the date of occurrence of the Borrower Bankruptcy Event. If a Loan that is the subject of a Borrower Payment Default becomes a Reinstated Loan (without regard to any time period), or if a Loan that is the subject of a Borrower Bankruptcy Event becomes a Reinstated Loan within one year of the date of occurrence of the Borrower Bankruptcy Event, then, in either case, all funds in the escrow shall be released to Lender. If a Title Acquisition Event occurs with respect to a Loan that is the subject of a Borrower Payment Default, or if a Loan that is the subject of a Borrower Bankruptcy Event does not become a Reinstated Loan within one year of the date of occurrence of the Borrower Bankruptcy Event, then, in either case, all escrowed funds shall be treated as Collections and applied in accordance with Section 6.8. The escrow shall be held by the escrow agent in a federally insured (to the maximum extent permitted by law) interest-bearing deposit account, or in such other form as may be agreed upon by Lender and Participant. All interest earned on any escrowed funds shall belong to Lender.

              Lender and Participant may mutually agree in writing that the provisions of Section 6.8 or this Section 6.11, as the case may be, shall not apply to any Defaulted Loan if, in Participant's absolute discretion, an Event of Default does not have a Material Adverse Effect.

              With respect to any Loan that is or would be subject to the escrow requirements of this Section 6.11, Lender, in its sole discretion, may elect, in lieu of the escrow requirements of this Section 6.11, to subject such Loan to
Section 6.8 directly, in which case all funds that have been or would be placed in escrow under this Section 6.11 shall be treated as Collections and applied in accordance with Section 6.8.

                                   ARTICLE VII

                            DISCLAIMERS; INDEMNITIES

         Section 7.1.  Participant's  Assumption  of Certain  Risks.  Subject to
Section 7.3, the Lender shall not be responsible to the Participant in connection with, and the Participant assumes the full risk of nonpayment of, its Participation Interest in the Loans, and the Participant agrees that the Lender will have no responsibility for: (i) the performance or observance by any Obligor of any of the terms, covenants or conditions of the Loan Documents relating to the Loans or the accuracy of any information provided by any Obligor to the Lender to the Participant, (ii) the financial condition of any Obligor,
(iii) the value of any Loan Collateral or the performance of any appraisal or inspections with respect thereto by a reputable appraiser or inspector, provided that any written appraisal or inspection reports appear regular on their face,
(iv) legal opinions of counsel to any Obligor or the Lender with respect to the validity, enforceability, or legal effect of any Loan Documents or the perfection and priority of any liens granted thereby, (v) any title commitment, Title Policy, title run-down report, or certified survey furnished to Lender by or on behalf of any Obligor, or the accuracy, validity or effectiveness of the examination thereof, provided that such policies, reports and surveys appear regular on their face. The Lender makes no representations or warranties with respect to the solvency, financial condition or future financial condition of any Obligor or the value of any Loan Collateral.

         The Lender shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary or teletransmission message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Lender may consult with legal counsel (including counsel for any Obligor), independent public accountants (including those retained by any Obligor) and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 7.2. Indemnification by Participant. Subject to Section 7.3, the Participant shall indemnify, defend, protect and hold the Lender harmless from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees) that may be imposed upon, incurred by, or asserted against the Lender in any way relating to or arising out of (i) a Participant Default, (ii) the Lender's reliance on any representation, warranty or certification made by the Participant in Section 8.2, which shall have been false or incorrect in any material respect when made or delivered, or (iii) any right of offset, defense or counterclaim with respect to any Loan created by, or arising from, transactions between the Participant and the related Obligor other than the related Loan.

         Section  7.3.  Indemnification  by Lender.  Subject to Section  7.1 and
Section 7.2, the Lender shall indemnify, defend, protect and hold the Participant harmless from and against any and all liabilities, obligations, losses, damages, claims, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys' fees) that may be imposed upon, incurred by, or asserted against the Participant in any way relating to or arising out of any of the following:

                  (a)      a Lender Default;

                  (b) reliance on any representation, warranty or certification made by the Lender hereunder or in connection with this Participation Agreement, which shall have been false or incorrect in any material respect when made or delivered;

                  (c) any right of offset, defense or counterclaim with respect to any Loan created by, or arising from, transactions between the Lender and the related Obligor other than the related Loan.


         Notwithstanding the foregoing, to the extent that any loss indemnified hereunder may be recovered from any third party title insurer, surveyor, appraiser, counsel, or other party that the Lender or Participant relied upon in making a Loan or any Advance thereunder, Lender shall have no obligation to make any indemnification payment to Participant until such third party claim has been resolved, but in no event to exceed 12 months from the date that the Participant's right to indemnification arose hereunder.

         Section 7.4. Reimbursement Obligation. Except as otherwise provided in the next sentence, if either the Lender or the Participant (the "paying party") at any time pays any liability, obligation, loss, damage, penalty, judgment, cost or expense (including reasonable attorneys' fees) in any way relating to or arising out of any Loans or the Loan Documents relating thereto or any action taken or not taken by the paying party (including actions taken or not taken by the Lender and the Participant pursuant to Section 5.2 or Section 5.5, or by the Lender or the Participant on behalf of both of them following an arbitration pursuant to Article XI), the non-paying party shall reimburse the paying party, on demand, for the non-paying party's pro rata share, based on the parties' respective Undivided Interests in the applicable Loan (determined as of the date such payment by the paying party is made), of the amount paid by the paying party. The preceding sentence shall not apply to any amount against which one party is obligated to indemnify and hold harmless the other party pursuant to Sections 7.2 or 7.3 or to Extraordinary Servicing Expenses.

         Section 7.5. Nature of Duties of Lender. The Lender shall not have any duties or responsibilities except those expressly set forth in this Participation Agreement and the Loan Documents. Neither the Lender nor any of its officers, directors, partners, employees or agents shall be liable for any action taken or omitted hereunder or thereunder or in connection herewith or therewith, unless caused by its or their negligence or willful misconduct.

                                  ARTICLE VIII

                 ACKNOWLEDGMENTS, REPRESENTATIONS AND COVENANTS

         Section 8.1.      Participant's Acknowledgments.
         The Participant hereby acknowledges that:


                  (a) It will, independently, and without reliance upon the Lender or upon any representations made or to be made by the Lender regarding the financial condition of any Obligor, and based on such financial statements, documents and information as the Participant deems appropriate at the time, make and rely upon its own credit decisions in taking or not taking action under this Participation Agreement.

                  (b) The offering and sale of the investment represented by the Participation Interests and of the Participation Certificates to be issued pursuant to the terms of this Participation Agreement have not been registered under the Securities Act of 1933 and need not be registered thereunder.

         Section 8.2. Participant's Representations. The Participant hereby represents and warrants to the Lender that:


                  (a) The Participant is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named in the first paragraph of this Participation Agreement and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

                  (b) The execution, delivery and performance by the Participant of this Participation Agreement are within the Participant's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Participant's charter or by-laws, (ii) any law, rule or regulation applicable to the Participant, (iii) any contractual restriction binding on or affecting the Participant or its property, or
         (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Participant or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Participant of this Participation Agreement.

                  (d) This Participation Agreement constitutes the legal, valid and binding obligation of the Participant enforceable against the Participant in accordance with its terms, subject to general principles of equity and applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  (e) There is no pending or threatened action or proceeding affecting the Participant or any of its subsidiaries before any court, governmental agency or arbitrator that may materially adversely affect the Participant or any of its subsidiaries or the ability of the Participant to perform its obligations under this Participation Agreement. Neither the Participant nor any of its subsidiaries is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Participant or any such subsidiary.

                  (f) The Participant is in material compliance with all statutes, laws, rules and regulations governing its existence and the performance of its obligations under this Participation Agreement.

                  (g) The acquisition of the Participation Interests shall be made by the Participant solely for its own account for investment purposes and with no intention of selling or distributing the same publicly or making any further public distribution thereof in violation of the Securities Act of 1933.

         Section 8.3. Lender's Representations.The Lender hereby represents and warrants to the Participant that:


                  (a) The Lender is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (b) The execution, delivery and performance by the Lender of this Participation Agreement are within the Lender's partnership powers, have been duly authorized by all necessary partnership action (including the action or consent of the board of directors of the General Partner), do not contravene (i) the Lender's partnership agreement or certificate of limited partnership, (ii) any law, rule or regulation applicable to the Lender, (iii) any contractual restriction binding on or affecting the Lender or its property, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Lender or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Participant with respect to the Loans and Related Assets).

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Lender of this Participation Agreement.

                  (d) This Participation Agreement constitutes the legal, valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, subject to general principles of equity and applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  (e) There is no pending or threatened action or proceeding affecting the Lender or any of its subsidiaries before any court, governmental agency or arbitrator that could have a Material Adverse Effect. Neither the Lender nor any of its subsidiaries is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Lender or any such subsidiary.

                  (f) The Lender is, and at all times during the term of this Agreement will be, in material compliance with all statutes, laws, rules and regulations governing its existence and the performance of its obligations under this Participation Agreement.

                  (g) Upon each purchase of a Participation Interest in accordance with the terms of this Participation Agreement, the Participant shall acquire a valid Undivided Interest in each Loan then existing or thereafter arising and in the Related Assets and Collections with respect thereto, free and clear of any Adverse Claim created by or attributable to Lender except as provided hereunder.

                  (h) The principal place of business and chief executive office of the Lender and the offices where the Lender keeps all the Records is at 7926 Jones Branch Drive, Suite 700, McLean, Virginia 22102. The Lender will not change the foregoing unless the Participant shall have been given ten (10) days' prior written notice, and no change therein will be made to an office that is outside the continental United States.

                  (i) All Loans will be Eligible Loans at the time of the closing thereof and, if subsequent thereto, the date on which the Participation Interests therein are purchased by the Participant pursuant to the terms of this Participation Agreement. If any Acquisition and Development Loan or Construction Loan and any related L/C Guaranty submitted to the Participant for its approval pursuant to
         Section 2.1 is not an Eligible Loan, the Lender will clearly so advise the Participant at the time it is submitted and provide the Participant with a detailed written description specifying all of the reasons such Acquisition and Development Loan or Construction Loan and any related L/C Guaranty is not an Eligible Loan.

                  (j) Immediately prior to any Acquisition and Development Loan or any Construction Loan becoming a Loan, the Lender had good title to, and was the sole owner of, such Acquisition and Development Loan or any Construction Loan free and clear of any pledge, lien, encumbrance or security interest, and no action has been taken or failed to be taken by the Lender since the closing of the Loan that would materially adversely affect the enforceability of any Acquisition and Development Loan or any Construction Loan or the related Loan Documents or the interests therein of the Lender and the Participant.

                  (k) No Acquisition and Development Loan or any Construction Loan will be delinquent in payment (whether in respect of principal, interest or fees), as of the last day of the month preceding the month in which such Acquisition and Development Loan or any Construction Loan becomes a Loan; and no Acquisition and Development Loan or any Construction Loan will have been so delinquent prior to the date such Acquisition and Development Loan or any Construction Loan becomes a Loan.

                  (l) To Lender's knowledge (based solely in reliance upon the Title Policy), at the time any Acquisition and Development Loan or any Construction Loan becomes a Loan, there shall be no delinquent tax or delinquent assessment lien against any Mortgaged Property securing such Loan.

                  (m) At the time any Acquisition and Development Loan or any Construction Loan becomes a Loan, no Obligor with respect to such Loan shall have any right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage.

                  (n) To Lender's knowledge (based solely in reliance upon the Title Policy), at the time any Acquisition and Development Loan or any Construction Loan becomes a Loan, the lien of the related Mortgage shall be a first lien upon the related Mortgaged Real Property, subject to no liens which are or may be a lien prior to or equal with the lien of the Mortgage, including, without limitation, mechanics' liens or claims for work, labor or material affecting the Mortgaged Real Property, except such liens that are insured or indemnified against by a title insurance policy described under clause (r) below or bonded over by an appropriate payment bond. The Lender shall administer the Loans in a manner that will not impair the first lien priority of the Mortgages and other security instruments relating thereto in the Loan Collateral.

                  (o) Each Acquisition and Development Loan or any Construction Loan as of the time of their origination and as of the date they become a Loan, shall comply in all material respects with all applicable local, state and federal laws.

                  (p) Each Mortgage securing a Loan shall contain customary and enforceable provisions which render the rights of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption.

                  (q) With respect to each Mortgage relating to a Loan that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a mortgagor, no fees or expenses are payable by the Lender to the trustee under any such Mortgage.

                  (r) A Title Policy insuring each Mortgage securing a Loan shall be effective as of the closing of such Loan, in an amount not less than the amount of such Loan, and such policy shall be valid and binding and remain in full force and effect at the time such Loan becomes a Loan.

                  (s) Subject to Section 3.3, the Lender will maintain in its possession the original executed counterparts of all Loan Documents relating to each Loan, which shall in each case be in exactly the same form and content as the certified copies delivered by the Lender to the Participant. Such original counterparts will be held at all times in the Lender's fire-rated storage vault. The Lender maintains a fidelity bond and document hazard insurance in sufficient amount (or is otherwise adequately self-insured) to cover loss of original Loan Documents.

                  (t) The Lender  will not sell,  pledge,  assign,  encumber  or subparticipate any portion of its interest in or rights or obligations under the Loans or its interest in or rights or obligations under this Participation Agreement to any Person without the Participant's prior written consent; provided, however, that the Lender may sell, assign, or subparticipate any portion of its interest in or rights or obligations under the Loans or its interest in or rights or obligations under this Participation Agreement to any Person that is an Affiliate of the Lender without the Participant's prior written consent; provided, further, that in any such case the Lender shall retain all voting and control rights with respect to any Loans so sold, assigned, or subparticipated and will advise the Participant of the occurrence of such transfer and the identity of the transferee.

                  (u) The Lender will timely and fully observe, perform and comply with all material provisions, covenants and other promises required to be observed or performed or complied with by it under the terms of the Loans and the Loan Documents relating thereto.

                  (v) The Lender will not make any change in the character of its business or its practices in the general administration of loans which, in either case, would have a Material Adverse Effect. The Lender will service and administer the Loans in accordance with the standards specified in Section 5.3.

                  (w) If a Lender Default shall occur and the Lender's servicing responsibilities are terminated by the Participant pursuant to Section 10.2, then the Lender will promptly execute all assignments, instructions and documents necessary to transfer to the Participant or the Participant's designee the responsibility for servicing the Loans, and shall cooperate to effect an orderly transition in servicing, including the delivery of all Loan Documents and Records relating thereto.

         Section 8.4. Lender's Covenants. The Lender hereby covenants and agrees with the Participant that:


                  (a) Lender shall furnish or cause to be furnished to the Participant:
                           (i) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Lender, a statement of income, changes in partners' capital and cash flow for such year and the related statement of financial condition as at the end of such year of the Lender, as applicable, setting forth in each case in comparative form the figures for the previous fiscal year (to the extent such figures are available), all in reasonable detail, in accordance with GAAP, consistently applied, and certified by the president or chief financial officer of the General Partner that, to the best of such officer's knowledge, they are complete and correct and present fairly the financial condition as at the end of such fiscal year, and the results of operations for such fiscal year, of the Lender, in accordance with GAAP, consistently applied;
                           (ii) As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Lender, a statement of operations, changes in partners' capital and cash flow for such quarter and for the portion of the fiscal year ended of the Lender, all in reasonable detail and certified by the president or chief financial officer of the General Partner that, to the best of such officer's knowledge, they are complete and correct and present fairly the financial condition as at the end of such quarter, and the results of operations for such quarter and such portion of the fiscal year, of the Lender, in accordance with GAAP, consistently applied, subject to normal year-end adjustments.
                           (iii) As soon as available and in any event within ten (10) Business Days of receipt from the applicable Borrower, annual and quarterly financial statements of each Borrower in accordance with the requirements of the applicable Loan Documents and annual financial statements from each guarantor of any Loan in accordance with the requirements of the applicable Loan Documents.
                           (iv) As soon as available and in any event within thirty (30) days after the end of each calendar month a Project Status Summary Report with respect to each Construction Loan.
                  (b) For so long as Kevin J. Ryan is employed by Lender or any of its Affiliates he shall continue to oversee the relationship between Lender and Participant under this Agreement. Any replacement for Kevin Ryan shall have significant experience and expertise in the management of a full service construction lending operation.

                                   ARTICLE IX

                               OTHER ARRANGEMENTS

         Section 9.1. Other Arrangements With Obligors. The Lender or the Participant may now or in the future have other credit or other business arrangements with any of the Obligors. Subject to Section 2.1 and the following provisions of this Article IX, nothing herein shall in any manner be deemed to limit or preclude the right of the Lender or the Participant to enter into such other arrangement or to exercise any rights or remedies available in connection therewith, including the exercise of any right of setoff or other rights available as a matter of law, deemed by it to be in its own best interest with respect to any such other arrangement. Except as expressly provided herein, the Participant shall have no interest in any other guaranty or in any other Property taken as collateral security for any other loan or loans made by the Lender to any Obligor or in any Property now or hereafter in the Lender's possession or control which may be or become collateral security for any Loan by reason of a general provision contained in any loan or collateral agreement or note held by the Lender or by reason of any right of setoff, counterclaim, banker's lien or otherwise.

         Notwithstanding the foregoing or any other provision to the contrary contained herein, no party hereto shall obtain any payment or payments (whether voluntary or involuntary, through the exercise of any right of setoff or other remedy) to be applied on account of its Undivided Interest in any Loan, unless such payment or payments shall be shared by all parties hereto (subject to Article VI) in accordance with their respective Undivided Interests in the Loans as in effect from time to time. Until such payment is shared as aforesaid it shall be deemed to be held in trust for the benefit of the party entitled to share therein. If any such payment or payments are later rescinded, set aside or otherwise recovered by or on behalf of the Person against whom the right of setoff or other remedy is exercised, or by or for the creditors of such Person, any such payment or payments which has been shared with the other parties hereto pursuant to the preceding sentence shall be returned to the party against whom such recovery is made.

         Section 9.2. Loan Collateral Held Solely for Loans. The Lender hereby agrees that all Loan Collateral held and/or received by the Lender specifically as security for the payment of a Loan shall be held by the Lender only as security for the payment of such Loan and shall not be used or applied toward the payment of other obligations of any Obligor to the Lender (if any) otherwise evidenced or incurred so long as any of such Loan remains unpaid and the Participant has an interest therein.

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

         Section 10.1. Events of Lender Default. Each of the following events shall constitute a "Lender Default" hereunder:

                  (a) The  Lender  shall fail to remit the  Lender's  Percentage
         Interest in an Advance as and when due hereunder and under the applicable Loan Documents and such failure continues for one (1) Business Days following such failure;

                  (b) The Lender shall fail to perform its responsibilities hereunder or as lender under the Loans (other than a failure described in subsection (a) above) and such failure shall not be remedied within thirty (30) days after notice from the Participant; provided, however, that if such failure cannot reasonably be remedied within such time period, a Lender Default shall not occur for so long as the Lender is diligently prosecuting such remedy to completion, but in no event shall such cure period exceed beyond 150 days from the end of such thirty
         (30) day period; provided further, however, that if (i) the Participant reasonably determines that the failure to immediately declare a Lender Default would have a Material Adverse Effect, or (ii) the Participant reasonably determines that the failure by the Lender to perform its responsibilities hereunder or as lender under the Loans cannot be remedied with the passage of time, then Participant may declare an immediate Lender Default pursuant to this Section 10.1(b); or

                  (c) Any representation or warranty made by the Lender under Sections 8.3(i) through 8.3(s), 8.3(u) or 8.3(v) or in any certification made by the Lender hereunder or in writing in connection with this Participation Agreement shall prove to have been false or incorrect when made or delivered, which misrepresentation (i) if capable of cure, shall not be remedied within thirty (30) days after notice from the Participant, and (ii) has a Material Adverse Effect; or

                  (d) Any representation or warranty made by the Lender under Sections 8.3(a) through 8.3(h), 8.3(t) or 8.3(w) shall prove to have been false or incorrect when made or delivered, which misrepresentation
         (i) if capable of cure, shall not be remedied within thirty (30) days after notice from the Participant, and (ii) has a Material Adverse Effect; or

                  (e) Any failure by the Guarantor to make any payment under the Guaranty within ten (10) days of demand therefor, or any other breach by the Guarantor of its obligations under the Guaranty, which breach, if capable of cure, shall not be remedied within thirty (30) days after notice from the Participant; or

                  (f) An Event of Bankruptcy shall occur with respect to the Lender or the Guarantor, or either the Lender or the Guarantor shall take any corporate or partnership action to authorize an Event of Bankruptcy.

         Section 10.2. Participant's Remedies. Upon the occurrence of a Lender Default, if the Participant desires to exercise any remedy(ies) available hereunder or at law or in equity, the Participant shall notify the Lender of the action the Participant intends to take at least ten (10) Business Days before exercising such remedy(ies). In conjunction with exercising such remedy(ies), Participant shall specify whether this Participation Agreement is to terminate, and if so the Termination Date. Subject to the provisions of Section 10.5, the following remedies shall be available to the Participant upon the occurrence of a Lender Default:

                  (a) The Participant may direct the Lender to assign to the Participant or the Participant's designee all of the Loan Documents relating to the Loans (provided however, that if the Lender Default relates only to particular Loans, the Participant may only exercise remedies under this subsection (a) with respect to such Loans) and the Participant shall have the right thereafter to exercise all of the powers and rights of the Lender under this Participation Agreement, in which case the Participant shall assume the responsibilities of the Lender under this Participation Agreement, relating to the collection and enforcement of the Loans and the related Loan Documents and the allocation and application of Collections hereunder, and the Lender shall thereupon be and become a Participant hereunder to the extent of its Undivided Interest in the Loans and entitled to participate in Collections (provided that the priority of distribution of Collections and Lender's rights to receive Collections shall remain subject to the provisions of Sections 6.8, 6.9 and 6.10 as if a servicing transfer had not taken place hereunder), subject to Article VI; provided that such assignment by the Lender and the transfer to the Participant of the Lender's powers and rights hereunder shall be deemed to have occurred automatically upon the occurrence of an event described in Section 10.1(e). In the event of a servicing transfer pursuant to this Section 10.2(a), the Participant (or such other Person as the Participant shall designate to service the Loans) shall be entitled to retain for its own account all amounts reserved to the Lender hereunder in respect of the Lender's Override after the date of such servicing transfer. If the Participant shall designate another Person to be servicer, then such third party shall also be permitted to retain out of Collections such additional commercially reasonable servicing fees as shall be agreed to by the Participant;

                  (b) The Participant may purchase the Lender's Undivided Interests in the Loans at a purchase price equal to the Lender's Undivided Interest in the aggregate Outstanding Amount of the Loans plus accrued and unpaid interest thereon to the date of purchase and plus all Loan Fees, unreimbursed Extraordinary Servicing Expenses and Ancillary Fees; provided however, that in the event the Lender Default relates only to one or more particular Loans, the Participant may only purchase the Lender's Undivided Interest in the Loans to which such Lender Default relates;

                  (c) Unless the Participant elects to transfer the servicing rights and duties pursuant to (a) above, the Participant may terminate its obligation to fund its Percentage Interest in additional Advances of the Loans to which such Lender Default relates. In such case, the Lender shall fund 100% of all future Advances and shall continue to administer the Loans in accordance with this Agreement; or

                  (d) The Participant may exercise any other right or remedy available at law or in equity on account of the Lender Default.

         Section 10.3. Events of Participant Default. Each of the following shall constitute a "Participant Default" hereunder:


                  (a) The Participant shall fail to remit to a Lender the Participant's Percentage Interest in an Advance as and when due hereunder and such failure continues for one (1) Business Days following written notice from the Lender;

                  (b) The Participant shall fail to perform any of its other obligations under this Participation Agreement and such failure shall not be remedied within thirty (30) days after notice from the Lender, provided, however, that if such failure cannot reasonably be remedied within such time period, a Participant Default shall not occur for so long as the Participant is diligently prosecuting such remedy to completion;

                  (c) Any representation, warranty or certification made by the Participant hereunder or in writing in connection with this Participation Agreement shall prove to have been false or incorrect in any material respect when made or delivered, which misrepresentation, if capable of cure, shall not be remedied within thirty (30) days after notice from the Lender, and the Lender reasonably determines that such event has had or will have a materially adverse effect on the performance by the Participant or the Lender of its obligations under this Participation Agreement; or

                  (d) An Event of Bankruptcy shall occur with respect to the Participant or the Participant shall take any corporate action to authorize an Event of Bankruptcy.

         Section 10.4. Lender's Remedies. Upon the occurrence of a Participant Default, if the Lender desires to exercise any remedy(ies) available hereunder or at law or in equity, the Lender shall notify the Participant of the action it intends to take at least ten (10) Business Days before exercising such remedy(ies). In conjunction with exercising such remedy(ies), Lender shall specify whether this Participation Agreement is to terminate, and if so the Termination Date. The following remedies shall be available to the Lender upon the occurrence of a Participant Default:

                  (a) The Lender may purchase the Participant's Undivided Interests in the Loans at a purchase price equal to the Participant's Undivided Interest in the aggregate Outstanding Amount of the Loans, plus accrued and unpaid interest thereon to the date of purchase and plus all Loan Fees, unreimbursed Extraordinary Servicing Expenses and Ancillary Fees due to Participant; provided however, that in the event the Participant Default relates only to one Loan, Lender may only purchase the Participant's Undivided Interest in the Loan to which such Participant Default relates;

                  (b) The Lender may terminate the Participant's right to purchase Participation Interests in other Loans;

                  (c) The Lender may refuse to permit the Participant to fund additional Advances under the Loans. In such case, (i) the Lender shall fund 100% of all future Advances and shall continue to administer the Loans in accordance with this Participation Agreement and (ii) the Lender shall be entitled to take any of the action specified in Section
         5.2 without the Participant's consent; or

                  (d) The Lender may exercise any other right or remedy available at law or in equity on account of the Participant Default.

         Section 10.5. Purchase of Participant's Undivided Interest Under Certain Circumstances. In the event of a Lender Default, prior to the exercise of the Participant's rights under Section 10.2(a) or (b), the Lender may, at Lender's option, purchase the Participant's Undivided Interests in the Loans; provided however, that if the Lender Default relates only to one or more Loans, the Lender may only purchase the Participant's Undivided Interest in the Loans to which such Lender Default relates. In addition, in the event of a Borrower Bankruptcy Event with respect to any Loan, the Lender may, at Lender's option, purchase the Participant's Undivided Interests in the related Loan. Any purchase of the Participant's Undivided Interests in a Loan under this paragraph shall be at a purchase price equal to the Participant's Undivided Interest in the Outstanding Amount of the Loan plus accrued and unpaid interest thereon to the date of purchase and plus all Loan Fees, unreimbursed Extraordinary Servicing Expenses and Ancillary Fees due to Participant.

                                   ARTICLE XI

                      CERTAIN METHODS OF DISPUTE RESOLUTION

         Section 11.1. Choice of Dispute Resolution Methods. If a dispute or disagreement shall arise between the Lender and the Participant concerning any matter set forth in Section 5.2 or Section 5.5 for which the consent of the Lender and the Participant is required, the parties shall pursue the following dispute resolutions methods:

                  (a) The Lender shall have the right, within fifteen (15) Business Days from the date such dispute or disagreement arose, to purchase the Participant's Participation Interest in the Loan as to which the dispute has arisen, at a purchase price equal to the Participant's Undivided Interest in the Outstanding Amount of the Loan plus accrued and unpaid interest, Late Payment Fees, Extraordinary Servicing Expenses and Ancillary Fees due to Participant, and Loan Fees thereon to the date of purchase.

                  (b) In the event that the Lender shall not have exercised the purchase right granted pursuant to paragraph (a) above, the Participant shall have the right, within fifteen (15) Business Days from the date the Lender's repurchase right expires, to purchase the Lender's Undivided Interest in the Loan as to which the dispute has arisen, at a purchase price equal to the Lender's Undivided Interest in the Outstanding Amount of the Loan plus accrued and unpaid interest, Late Payment Fees, Extraordinary Servicing Expenses and Ancillary Fees due to Lender, and Loan Fees thereon to the date of purchase.

                  (c) In the event that neither the Lender nor the Participant exercise their rights pursuant to paragraph (a) or (b) above, either the Lender or the Participant may give the other party a written notice demanding that the dispute be submitted to arbitration pursuant to this
         Article XI and the arbitrator shall determine which of the positions advocated by the Lender and the Participant is the most prudent course of action to be followed based on prudent lending policies.

         Section 11.2. Identity of Arbitrator. Within thirty (30) days after the date of this Participation Agreement, the Lender and the Participant shall endeavor in good faith to agree on a person or firm to act as the sole arbitrator under this Participation Agreement. If the Lender and the Participant are unable to agree within thirty (30) days after the date of this Participation Agreement on the sole arbitrator, the sole arbitrator under this Participation Agreement shall be Arthur Andersen Real Estate Services Group. If, at any time during the term of this Participation Agreement, Arthur Andersen Real Estate Services Group, or any other person or firm then-designated as the sole arbitrator, is unable for any reason to serve as sole arbitrator and the Lender and the Participant are unable, within thirty (30) days after learning of such inability to act, to agree on a successor sole arbitrator, then either the Lender or the Participant shall have the right to apply to the American Arbitration Association for the appointment of a person or firm to act as sole arbitrator under this Participation Agreement. Any person or firm appointed as the sole arbitrator under this Participation Agreement must be experienced in the management of financially-distressed real property in the state where the Mortgaged Property for the Construction Loan in question is located.

         Section 11.3. Duties of Arbitrator. The sole arbitrator chosen in accordance with Section 11.2 shall afford to each of the Lender and the Participant the right to submit written statements of its views, together with any supporting documentation, with respect to the business issue to be decided, to review the written statement and supporting documentation, if any, submitted by the other party, prior to a hearing and shall conduct a hearing at the sole arbitrator's office. Each party shall be entitled to receive reasonable advance notice of the hearing and to be represented by counsel at the hearing. The fees and expenses of the sole arbitrator shall be divided equally between the Lender and the Participant.

         The sole arbitrator shall, as expeditiously as possible, make a written determination of the resolution of the issue in dispute.

         In the exercise of his or her duties under this Article XI, the sole arbitrator shall not be liable or accountable for any decision made or any other action taken by him or her under this Participation Agreement in good faith. The award rendered by the arbitrator shall be final and binding upon the Lender and the Participant, and judgment upon the award may be entered in any court of competent jurisdiction.

         Section 11.4. Collateral Appraisal Procedures. If after the occurrence of an Other Borrower Default it is necessary to ascertain the fair market value of any Loan Collateral in order to determine whether a Distribution Adjustment Event has occurred, Lender and Participant shall promptly consult with each other in good faith in an attempt to agree on the value of the Loan Collateral based upon applicable current sales and other relevant market conditions. If within thirty (30) days of the Other Borrower Default, Lender and Participant are unable to agree on the value of the Loan Collateral, the valuation of the Loan Collateral shall be submitted to Arthur Andersen Real Estate Services Group, or any other person or firm then-designated as the sole arbitrator under
Section 11.2 for determination. If the sole arbitrator does not, in his or her judgment, have sufficient expertise to properly value the Loan Collateral, the arbitrator may appoint an independent MAI real estate appraiser to perform the valuation. The determination of the fair market value of the Loan Collateral by the sole arbitrator or the appraiser selected by the sole arbitrator shall be final and binding upon the parties. The fees and expenses of the sole arbitrator and any appraiser shall be divided equally between the Lender and the Participant, subject to recoupment from the applicable Obligor pursuant to the Loan Documents. The sole arbitrator and appraiser, if any, shall, as expeditiously as possible, make a written determination of the resolution of the issue in dispute.

                                   ARTICLE XII

                                 GENERAL MATTERS


         Section 12.1. No Joint Venture. The relationship between the Participant and the Lender is and shall be that of a purchaser and seller of a property interest and the Lender and the Participant hereby acknowledge and agree as follows:

                  (a) The Lender and the Participant are not partners or joint venturers in connection with the Loans and nothing herein contained shall create or be deemed to create any such relationship.

                  (b) The Lender is not authorized to act and shall not act or be deemed to be acting as agent for the Participant. The Lender shall act and be deemed to act in all matters hereunder as an independent contractor.

                  (c) The Lender is not the Participant's borrower despite the grant of the security interest set forth in Section 3.2. Funds disbursed and remitted by the Participant to the Lender pursuant to
         Section 4.3 shall not under any circumstances be construed as an unsecured loan by the Participant to the Lender, it being intended hereby that the Participant shall at all times be a fully secured participant as to its Participation Interest and its Undivided Interest in the Loans. Any sums so remitted by the Participant shall be part of and construed as a Participation Interest in the Loans.

         Section 12.2. No Setoff. It is hereby expressly agreed that no party hereto (a "Claimant") shall setoff, appropriate or apply any deposits (general or special, time or demand, provisional or final), in any currency, nor any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect or contingent or matured or unmatured, at any time held or owing by such Claimant to or for the credit or the account of the other party (a "Debtor"), or any part thereof, against and on account of the obligations (including, without limitation, the obligation to purchase Participation
Interest in Advances pursuant hereto and the obligation to distribute Collections to the Participant pursuant hereto) and liabilities, if any, of such Debtor to such Claimant hereunder.

         Section 12.3. Termination. This Participation Agreement shall terminate upon the first to occur of:


                  (a) such date on or after the Termination Date on which all Loans shall have been paid in full, or all remedies to collect the obligations owing in respect thereof (including all Extraordinary Servicing Expenses and Loan Fees) shall have been exhausted, including the foreclosure and/or disposition of the related Loan Collateral and the pursuit of any Obligor liable thereon to the extent permitted by applicable law; or

                  (b)      the agreement of the parties hereto.

         Section 12.4. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent to any party hereto pursuant to this Participation Agreement, shall, except as otherwise specifically provided herein, be in writing and delivered in person or mailed by first-class, registered, or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, addressed (until a new address is designated hereunder) as follows:

         If to Participant:         Residential Funding Corporation
                                    8400 Normandale Lake Boulevard
                                    Suite 600
                                    Minneapolis, MN  55437-1083
                                    Attn:   Executive Vice President
                                            Construction Lending
                                    Facsimile Number: (612) 832-7585

         with a copy to:            Residential Funding Corporation
                                    8400 Normandale Lake Blvd.
                                    Suite 600
                                    Bloomington, Minnesota 55437
                                    Attn:  General Counsel
                                    Facsimile Number:  (612) 832-7190

         If to Lender:              Harbourton Residential Capital Co., L.P.
                                    7926 Jones Branch Drive
                                    Suite 700
                                    McLean, VA 22102
                                    Attn:  President
                                    Facsimile Number:  (703) 761-1431

         with a copy to:            Harbourton Financial Services L.P.
                                    2530 South Parker Road
                                    5th Floor
                                    Aurora, CO 80014
                                    Attn:  Chief Executive Officer
                                    Facsimile Number:  (303) 745-3688

         with a further copy to:

                                    Lowenstein, Sandler, Kohl, Fisher & Boylan
                                    65 Livingston Avenue
                                    Roseland, NJ 07068
                                    Attn:  Allen B. Levithan, Esq. (H2287-10)
                                    Facsimile Number:  (201) 992-5820

         Each party may designate by such notice to all other parties a new address for itself for purposes of any notice, demand, request or communication hereunder.

         Each notice, demand, request, or communication which shall be delivered in person or mailed, telexed or sent by facsimile in the manner described above shall be deemed sufficiently given, served, or sent and received at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or with respect to a facsimile, evidence on the document stamped by the machine showing that it was sent shall be conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         Section 12.5. Confidentiality. Lender and Participant shall mutually agree on the contents of any press release, public announcement or other public disclosure regarding this Participation Agreement and the transactions contemplated hereunder and Participant agrees that it shall not make any press release, public announcement or other public disclosure regarding any Loans made hereunder, or regarding any related Obligor or Loan Documents, without Lender's consent.

         Section 12.6. Amendments, Waivers. No amendment, modification or discharge of this Participation Agreement and no waiver hereunder shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 12.7. Entire Agreement. This Participation Agreement as of the date hereof and (including the Exhibits attached hereto) constitutes the entire agreement between the parties hereto as of the date hereof and with respect to the transactions contemplated herein, and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

         Section 12.8. Governing Law. This Participation Agreement, the rights and obligations of the parties hereto, and any claims or dispute relating thereto, shall be governed by and construed in accordance with the laws of the State of Virginia, without regard to the conflict of laws principles thereof.

         Section 12.9. Successors, Counterparts. This Participation Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party will assign or otherwise dispose of any of its interest in this Participation Agreement or any Loan in violation of the relevant provisions of Article VIII. This Participation Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which shall together shall constitute but one and the same instrument.

         Section 12.10. Expenses of Document Preparation. The Lender and the Participant each agree to pay their own costs and expenses incurred in connection with the preparation, execution and delivery of this Participation Agreement.

         Section 12.11. Prevailing Party. In the event either party hereto shall employ legal counsel or bring an action at law or commence any other proceeding against the other party to enforce any of the terms, covenants or provisions hereof, the party prevailing in any such action or other proceeding shall be paid all reasonable attorneys' fees by the other party, as determined by the court and not the jury, and in the event any judgment is secured by such prevailing party, all such attorneys' fees shall be included in such judgment.

         Section 12.12. No Third Party Beneficiaries. This Participation Agreement is made and entered into for the sole protection and legal benefit of the Lender and the Participant and their respective permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Participation Agreement. Without limiting the generality of the foregoing, the Participant shall not have any obligation to any Person not a party to this Participation Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Participation Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

                          LENDER:

                          HARBOURTON RESIDENTIAL
                          CAPITAL CO., L.P.,
                          a Delaware limited partnership
                          By Harbourton Residential
                          Capital Corporation,
                          a Delaware corporation,
                          its general partner



                         By:/s/ J. Kenneth McLendon
                            -----------------------
                           Name:  J. Kenneth McLendon
                                 Its: President


                          PARTICIPANT:

                          RESIDENTIAL FUNDING
                          CORPORATION,
                          a Delaware corporation


                         By:/s/ Kenneth Markel
                         ------------------------
                            Name:  Kenneth Markel
                                  Its: Director

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

INVESTOR CONSENT



RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Investor"), pursuant to the terms of that certain Participation Agreement dated as of February 23, 1996 (the "Participation Agreement'), by and between Harbourton Residential Capital Co., L.P., a Delaware limited partnership (the ''Seller") and the Investor, hereby agrees as follows, effective as of the closing date of the transactions contemplated by that certain Asset Purchase Agreement dated August 17, 1998 (the "Asset. Purchase Agreement"), by and among Harbourton Financial Corp., a Delaware corporation (the "Buyer), the Seller, Harbourton Residential Capital Corporation, a Delaware corporation and the general partner of the Seller, and Harbourton Holdings, L.P., a Delaware limited partnership and a limited partner of the Seller (the "Limited Partner"):

The Investor consents to the assignment of the Participation Agreement to Buyer and the transfer by the Seller to Buyer of the Seller's contractual obligations to act as servicer under the Participation Agreement.

(b) The Investor agrees that Buyer shall succeed to all obligations of Seller under the Participation Agreement, and Seller shall have no obligations or liability under the Participation Agreement for actions taken on or after the closing date for the transaction evidenced by the Asset Purchase Agreement (the "Closing Date"), provided however that nothing shall serve to relieve the Seller of its obligations and liability to the Investor for actions taken prior to the Closing Date

(c) The Investor hereby releases the Limited Partner from its obligations and liability under the guaranty agreement given by the Limited Partner in connection with the Seller's obligations under the Participation Agreement, provided that such release relates solely to actions taken on or after the Closing Date, and nothing shall serve to relieve the Limited Partner of its obligations and liability to the Investor for actions taken prior to the Closing Date.

IN WITNESS WHEREOF, the undersigned has executed this Investor Consent as of this 26th day of August, 1998.

RESIDENTIAL FUNDING CORPORATION
a Delaware Corporation
By: /S/ Donald V. Pierce
_____________________
Printed Name: Donald V. Pierce
Title:  Managing Director

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

AGREEMENT AMENDING PARTICIPATION AGREEMENT

THIS AGREEMENT AMENDING PARTICIPATION AGREEMENT (the "Agreement") is entered into as of the 15th day of October, 2000 (the "Effective Date") by and
among RESIDENTIAL FUNDING CORPORATION, a corporation organized pursuant to the laws of the State of Delaware ("Participant"), and HARBOURTON FINANCIAL CORP., a corporation organized pursuant to the laws of the State of Delaware ("Harbourton").

WHEREAS Participant, as the "Participant," and Harbourton Residential Capital Co L.P., a Delaware limited partnership ("Old Harbourton"), as the "Lender," are parties to a Participation Agreement dated as of February 23, 1996
(the "Participation Agreement").

WHEREAS, Harbourton is successor in interest by corporate reorganization to Old Harbourton and has succeeded to all of Old Harbourton's rights, interests, obligations and liabilities as the Lender pursuant to the Participation Agreement.

WHEREAS, by its stated terms, the Participation Agreement formally terminated as of February 23, 1999, although neither Participant nor Harbourton took any action to terminate the business relationship between Participant and Harbourton.

WHEREAS, despite the formal termination of the Participation Agreement, Participant and Harbourton entered into several transactions pursuant to the terms and conditions set forth in the Participation Agreement and continuously treated the Participation Agreement as an ongoing agreement between them. WHEREAS Participant and Harbourton desire to amend certain provisions of the Participation Agreement to extend the term of the Participation Agreement and to increase, on a temporary basis, Participant's maximum commitment for the purchase of Participation Interests (as such term is defined in the Participation Agreement) pursuant to the Participation Agreement.

WHEREAS Participant and Harbourton desire to ratify the transactions into which they have entered pursuant to the Participation Agreement from and after February 23, 1999,

NOW, THEREFORE, Participant and Harbourton, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound, hereby do covenant and agree as follows:

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

I .    The foregoing recitals are incorporated into this Section I as operative provisions of this Agreement as if the foregoing recitals were set forth at length in this Section I.

2. Capitalized terms that are used in this Agreement but are not defined in this Agreement will have the meanings ascribed to them in the Participation Agreement.

3. Harbourton acknowledges to and agrees with Participant that it has succeeded to and has assumed fully and completely all of Old Harbourton's rights, interests, obligations and liabilities as the Lender pursuant to the Participation Agreement. Participant and Harbourton acknowledge and agree that all references in the Participation, as amended by this Agreement, to the "Lender" will be taken to refer to Harbourton, as successor in interest to Old Harbourton.

4. Participant and Harbourton acknowledge and agree that, effective as of February 23, 1999, the term of the Participation Agreement is extended through 11:59 P.M., Eastern time, on September 30, 2003, subject in all respects to the other terms and conditions of the Participation Agreement, including (but not limited to) the provisions of Section 10.2 of the Participation Agreement (with respect to a Lender Default) and Section 10.4 of the Participation Agreement (with respect to a Participant Default). To that end, Section 1.1 of the Participation Agreement is amended by deleting the definition of the term "Termination Date" from that Section and substituting in its place the following definition of the term "Termination Date":

"Termination Date" means September 30, 2003, or such earlier date as might be specified pursuant to Section 10.2 by the Participant following the occurrence of a Lender Default or as might be specified pursuant to Section 10.4 by the Lender following the occurrence of a Participant Default.

5. Participant and Harbourton ratify and con-firm all of the transactions into which they have entered pursuant to the Participation Agreement from and after February 23, 1999 through the Effective Date and acknowledge that such transactions are their mutual bindina obligations in accordance with the terms of 6e Participation Agreement, notwithstanding any possible formal termination of the Participation Agreement that might have occurred on or about February 23, 1999.

6. Participant and Harbourton acknowledge and agree that, for an eight-month period from and after the Effective Date(the "Commitment Increase Period") Participant's maximum commitment for the purchase of Participation Interests pursuant to the Participation Agreement (the "Commitment Limit will be increased from Fifty Million Dollars ($50,000,000) to Fifty-Five Million Dollars ($55,000,000). Participant and Harbourton further acknowledge and agree that the aforesaid increase in the Commitment Limit is a temporary increase and that at the expiration of the Commitment Increase Period, the Commitment Limit will revert to Fifty Million Dollars ($50,000,000) unless the Participant and Harbourton agree otherwise in writing. To that end, with respect to the Commitment Increase Period all references in the Participation Agreement to the Commitment Limit (including, but not limited to, the references in Paragraph 2. 1 (a) and Paragraph 2.3 (a) of the Participation Agreement) will be taken to refer to a Commitment Limit of Fifty-Five Million Dollars ($55,000,000).

7. Participant and Harbourton acknowledge and agree that the addresses for notices set forth in Section 12.4 of the Participation Agreement are no longer correct. To that end, Section 12.4 Of the Participation Agreement is amended by deleting the addresses for notices set forth in that Section and substituting in their place the following addresses for notices:

If to Participant:

       Residential I. Funding Corporation
       8400 Normandale Lake Boulevard
       Minneapolis, Minnesota 55437-1083
       Attention:      Executive Vice President Construction Lending
       Facsimile Number: 952-857-6960

       with a copy to:

       Residential Funding Corporation
       8400 Normandale Lake Boulevard
       Minneapolis, Minnesota
       55437-1083
       Attention:     General Counsel
       Facsimile Number: 952-857-6958

       If to Lender:

       Harbourton Financial Corp.
       8180 Greensboro Drive
       McLean, Virginia 22102
       Attention: J. Kenneth McLendon, President
       Facsimile Number: 703-821-2815

       and

       Harbourton Financial Corp.
       Suite 140
       7250 Parkway Drive
       Hanover, Maryland 21076
       Attention: Paula M. Morgan, Vice President
       Facsimile Number: 410-712-4254
       with a copy to:

       Searle E. Mitnick, Esquire
       Tydings & Rosenberg LLP 26th Floor
       100 East Pratt Street
       Baltimore, Maryland 21202
       Facsimile Number: 410-727-5460

8. Except as otherwise provided in this Agreement, all of the terms and conditions of the Participation Agreement will remain in full force and effect. Participant and Harbourton ratify their agreement to and acceptance of all of the terms and conditions of the Participation Agreement, as modified by this Agreement.

9. Each person who executes this Agreement in a representative capacity represents and warrants to the other parties to this Agreement that such person is duly authorized to execute this Agreement on behalf of the Party in whose name the person executes this Agreement.

10. This Agreement may be executed in counterpart copies, each of which will be deemed an original, but all of which taken together will constitute the same Agreement.

11. This Agreement supersedes any and all prior discussions and agreements between Participant and Harbourton with respect to the matters contained in this Agreement, and this Agreement contains the sole and entire understanding between the parties to this Agreement with respect to the matters contained in this Agreement.

11. This Agreement may not be changed, modified, discharged or terminated orally or in any other manner other than by an agreement in writing signed by Participant and Harbourton.

12. This Agreement will be governed by the internal laws of the Commonwealth of Virginia, without giving effect to the principles thereof relating to conflicts

IN WITNESS WHEREOF, the parties have executed this Agreement as Of the Effective Date.


PARTICIPANT:
RESIDENTIAL FUNDING CORPORATION, a
Corporation Organized pursuant to the Laws of the State of Delaware

By: /s/ David H. Peterson
Name: David H. Peterson
Title: Director


HARBOURTON:
HARBOURTON FINANCIAL CORP., a
Corporation Organized pursuant to the Laws of the State of Delaware

By: /s/ J. Kenneth McLendon
Name: J. Kenneth McLendon
Title: President

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